Filed Pursuant to Rule 497(e)
File No. 333-198882

CAREY CREDIT INCOME FUND 2016 T
Prospectus Supplement No. 7 Dated August 16, 2016
To Prospectus Dated May 10, 2016

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund 2016 T, dated May 10, 2016 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund 2016 T upon request.
RECENT DEVELOPMENTS
Filing of Quarterly Report on Form 10-Q
On August 15, 2016, we filed with the Securities and Exchange Commission our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016. Such Quarterly Report is attached as Annex A to this Prospectus Supplement, including the Carey Credit Income Fund Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016 filed as Exhibit 99 to our Quarterly Report.

ANNEX A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2016
OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
Commission file number: 814-01094
CAREY CREDIT INCOME FUND 2016 T
(Exact name of registrant as specified in its charter)

Delaware	47-2016837
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
50 Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 492-1100
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒   No ☐
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☐  No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ Do not check if smaller reporting company	Smaller reporting company	☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒
The number of the Registrant's common shares outstanding as of August 4, 2016 was 6,617,840.

CAREY CREDIT INCOME FUND 2016 T

Forward-Looking Statements
This Quarterly Report on Form 10-Q, or this Report, including Management's Discussion and Analysis of Financial Condition and Results of Operations, in Item 2 of Part I of this Report, contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements generally are characterized by the use of terms such as "may," "should," "plan," "anticipate," "estimate," "intend," "predict," "believe," "expect," "will," "will be," and "project" or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: increased direct competition; changes in government regulations; changes in local, national, and global economic conditions and capital market conditions; availability of proceeds from our offering of common shares; and the performance of the Master Fund and its common shares that we own. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on factors which could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in this Report as well as in our other filings with the SEC, including but not limited to those described in Part II. Item 1A Risk Factors of this Report and in Part I. Item 1A. Risk Factors of our Form 10-K for the fiscal year ended December 31, 2015, that was filed on March 16, 2016. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which apply only as of the date of this Report, unless noted otherwise. Except as may be required by federal securities laws and the rules and regulations of the SEC, we do not undertake to revise or update any forward-looking statements. The forward-looking statements should be read in light of the risk factors identified in Part II. Item 1A. Risk Factors of this Report and in Part I. Item 1A. Risk Factors of our Form 10-K for the fiscal year ended December 31, 2015, that was filed on March 16, 2016. The forward-looking statements and projections contained in this Report are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.
All references to "Note" or "Notes" throughout this Report refer to the notes to the financial statements of the registrant in Part I. Item 1. Financial Statements (unaudited).
Unless otherwise noted, the terms "we," "us," "our," and "Company" refer to Carey Credit Income Fund 2016 T. All capitalized terms have the same meaning as defined in the Notes.

PART I. FINANCIAL INFORMATION
Item 1. Financial Statements (unaudited)
CAREY CREDIT INCOME FUND 2016 T
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
(in thousands, except share and per share amounts)

	June 30, 2016	December 31, 2015
Assets
Investment in Carey Credit Income Fund (cost of $44,949 and $2,235, respectively)	$45,535	$2,157
Cash	12	41
Due from Advisors	409	—
Deferred offering cost	309	—
Dividend income receivable	—	33
Total assets	46,265	2,231

Liabilities
Accounts payable, accrued expenses, and other liabilities	$21	$3
Accrued professional fees	58	47
Due to Advisors	18	20
Accrued organization and offering expenses	151	—
Total liabilities	248	70

Net Assets	$46,017	$2,161

Components of Net Assets:
Common Shares, $0.001 par value, 1,000,000,000 Common Shares authorized, 5,175,538 and 248,877 Common Shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	$5	$—
Paid-in-capital in excess of par value	45,561	2,240
Distributions in excess of net investment income	(135)	(1)
Net unrealized appreciation (depreciation) on investment	586	(78)
Total net assets	$46,017	$2,161
Net asset value per Common Share	$8.89	$8.68
See Unaudited Notes to Financial Statements.

CAREY CREDIT INCOME FUND 2016 T
STATEMENT OF OPERATIONS (UNAUDITED)
(in thousands, except share and per share amounts)

	Three Months Ended	Six Months Ended
	June 30, 2016	June 30, 2016
Investment Income
Distributions from investment in Carey Credit Income Fund	$—	$87
Total investment income	—	87

Operating Expenses (1)
Administrative services	4	8
Related party reimbursements	75	159
Professional services	28	77
Offering expenses	41	44
Organization expenses	—	94
Printing and mailing expenses	22	22
Other expenses	8	11
Total operating expenses	178	415
Less: Expense support from related parties (See Note 4. Related Party Agreements and Transactions)	(711)	(884)
Net expenses	(533)	(469)
Net investment income	533	556

Unrealized appreciation from investment in Carey Credit Income Fund
Net change in unrealized appreciation on investment	674	664
Total unrealized appreciation	674	664
Net increase in net assets resulting from operations	$1,207	$1,220

Per Common Share information:
Net investment income per Common Share outstanding - basic and diluted	$0.15	$0.26
Earnings per Common Share - basic and diluted	$0.34	$0.57
Weighted average Common Shares outstanding - basic and diluted	3,518,603	2,133,727
Distributions per Common Share	$0.16	$0.33
______________

(1)	Operating expenses solely represent the Company's operating expenses and do not include the Company's proportionate share of the Master Fund's operating expenses.
See Unaudited Notes to Financial Statements.

CAREY CREDIT INCOME FUND 2016 T
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
(in thousands, except share amounts)

Six Months Ended
June 30, 2016
Operations
Net investment income	$556
Net change in unrealized appreciation	664
Net increase in net assets resulting from operations	1,220
Shareholder distributions:
Distributions from net investment income	(556)
Distributions in excess of net investment income	(134)
Net decrease in net assets from shareholder distributions	(690)
Capital share transactions:
Issuance of Common Shares	42,970
Reinvestment of shareholders distributions	356
Net increase in net assets resulting from capital share transactions	43,326
Total increase in net assets	43,856
Net assets at beginning of period	2,161
Net assets at end of period	$46,017

Capital share activity:
Shares outstanding at the beginning of the period	248,877
Common Shares issued from subscriptions	4,886,398
Common Shares issued from reinvestment of distributions	40,263
Shares outstanding at the end of the period	5,175,538
Distribution in excess of net investment income at end of period	$(135)
See Unaudited Notes to Financial Statements.

CAREY CREDIT INCOME FUND 2016 T
STATEMENT OF CASH FLOWS (UNAUDITED)
 (in thousands)

Six Months Ended
June 30, 2016
Operating activities
Net increase in net assets resulting from operations	$1,220
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investments in Carey Credit Income Fund	(42,714)
Net change in unrealized appreciation on investment	(664)
(Increase) decrease in operating assets:
Due from Advisors	(409)
Prepaid and deferred expenses	(309)
Dividend income receivable	33
Increase (decrease) in operating liabilities:
Accounts payable, accrued expenses and other liabilities	18
Accrued professional fees	11
Due to Advisors	(2)
Accrued organization and offering expenses	151
Net cash used in operating activities	(42,665)

Financing activities
Issuance of Common Shares	$42,970
Distributions paid	(334)
Net cash provided by financing activities	42,636

Net decrease in cash	(29)
Cash, beginning of period	41
Cash, end of period	$12
Supplemental information:
Distributions reinvested	$356
See Unaudited Notes to Financial Statements.

CAREY CREDIT INCOME FUND 2016 T
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
Note 1. Principal Business and Organization
Carey Credit Income Fund 2016 T (the "Company") was formed as a Delaware statutory trust on September 5, 2014. The Company's investment objectives are to provide its shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation by investing substantially all of its equity capital in Carey Credit Income Fund (the "Master Fund"). The Company is a non-diversified closed-end management investment company that elected to be treated as a business development company (a "BDC") under the Investment Company Act of 1940, as amended (the "1940 Act").
The Master Fund has elected to be treated as a BDC under the 1940 Act and it has the same investment objectives as the Company. The Master Fund is externally managed by Carey Credit Advisors, LLC (the "Advisor"), an affiliate of W. P. Carey Inc. ("WPC"), and Guggenheim Partners Investment Management, LLC ("GPIM") (collectively the "Advisors"), which are responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments and ongoing monitoring of the Master Fund’s investment portfolio. Both Advisors are registered as investment advisers with the U.S. Securities and Exchange Commission ("SEC"). The Advisor also provides the administrative services necessary for the operations of the Company and the Master Fund. The Master Fund commenced investment operations on April 2, 2015 and the Company commenced investment operations on October 8, 2015. The Master Fund's consolidated financial statements are an integral part of the Company's financial statements and should be read in their entirety.
The Company is currently offering and selling its common shares ("Shares" or "Common Shares") pursuant to a registration statement on Form N-2 (the “Registration Statement”) covering its continuous public offering of up to 104,712,041 Common Shares (the “Public Offering”). The Company will continue to acquire Master Fund common shares in a continuous series of private placement transactions with the proceeds from its Public Offering (see Note 5. Common Shares). As of June 30, 2016, the Company owned 46.4% of the Master Fund's outstanding common shares.
Note 2. Significant Accounting Policies
Basis of Presentation
Management has determined that the Company meets the definition of an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”).
The Company's interim financial statements have been prepared pursuant to the requirements for reporting on Form 10-Q and the disclosure requirements stipulated in Articles 6 and 10 of Regulation S-X, and therefore do not necessarily include all information and notes necessary for a fair statement of financial position and results of operations in accordance with accounting principles generally accepted in the U.S. ("GAAP"). In the opinion of management, the unaudited financial information for the interim period presented in this Report reflects all normal and recurring adjustments necessary for a fair statement of financial position and results from operations. Operating results for interim periods are not necessarily indicative of operating results for an entire year. The Company's unaudited financial statements should be read in conjunction with the Master Fund's unaudited consolidated financial statements; the Master Fund's quarterly report on Form 10-Q is incorporated by reference and filed as an exhibit to this Report.
Reclassifications
Certain prior period amounts have been reclassified to conform to the current presentation with no effect on our financial condition, results of operations or cash flows.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the financial statements, (ii) the reported amounts of income and expenses during the reported period, and (iii) disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ materially from those estimates under different assumptions and conditions.
Cash
Cash consists of demand deposits held at a major U.S. financial institution and the amount recorded on the statements of assets and liabilities may exceed the Federal Deposit Insurance Corporation insured limit. Management believes the credit risk related to its demand deposits is minimal.
Valuation of Investments
The Company invests substantially all of its equity capital in the purchase of the Master Fund's common shares and its primary investment position is common shares of the Master Fund. The Company determines the fair value of the Master Fund's common shares as the Master Fund's net asset value per common share (as determined by the Master Fund) multiplied by the number of Master Fund common shares owned by the Company.

Notes to Financial Statements (Unaudited)

Dividend Income
Dividend income associated with the Company's ownership of the Master Fund's common shares is recognized on the record date as declared periodically by the Master Fund.
Organization and Offering Expenses
Organization expenses are expensed on the Company's statement of operations. Continuous offering expenses are capitalized monthly on the Company's statements of assets and liabilities as deferred offering expenses and expensed to the Company's statement of operations over a 12-month period.
Distribution and Shareholder Servicing Fees
Beginning in the first calendar quarter after the close of the Company's Public Offering of Common Shares, the Company will incur an additional operating expense, specifically distribution and shareholder servicing fees, to compensate the dealer manager of the Company's Public Offering, participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Company's Common Shares, and/or for providing shareholder services. The distribution and shareholder servicing fees will accrue daily and will be recorded on the statement of operations. The distribution and shareholder servicing fees will be computed at the daily rate of 0.002466% (i.e. annual rate of 0.90%) of the product of i) the weighted average net price of Common Shares sold in the Public Offering, excluding Common Shares issued under the Company's distribution reinvestment plan ("DRP Shares"), and ii) the number of Common Shares, excluding DRP Shares, outstanding on each day. This operating expense, when incurred, will be borne equally among all of the Company's outstanding Shares. The Company will cease to incur the distribution and shareholder servicing fees at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and shareholder servicing fees, any organization and offering fees paid to Carey Financial, LLC, a Delaware limited liability company (the "Dealer Manager") for underwriting, and underwriting compensation paid directly by the shareholders and the Company, equals 10% of the gross proceeds from the Company's initial Public Offering of Common Shares, excluding proceeds from Common Share sales pursuant to the Company's distribution reinvestment plan; and (ii) the date at which a liquidity event occurs.
Earnings per Common Share
Earnings per Common Share is calculated based upon the weighted average number of Common Shares outstanding during the reporting period.
Distributions to the Company's Shareholders
Distributions to the Company's shareholders are recorded as a liability as of the record date.
Federal Income Taxes
The Company intends to elect to be treated for federal income tax purposes, and thereafter intends to maintain its qualification, as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes dividends in a timely manner out of assets legally available for distributions to its shareholders of an amount generally at least equal to 90% of its “Investment Company Taxable Income,” as defined in the Code. The Company intends to distribute sufficient dividends to maintain its RIC status each year and it does not anticipate paying a material level of federal income taxes.
The Company is generally subject to nondeductible federal excise taxes if it does not distribute dividends to its shareholders in respect of each calendar year of an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (i.e., capital gains in excess of capital losses), adjusted for certain ordinary losses, for the one-year period generally ending on October 31 of the calendar year and (iii) any net ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which the Company paid no federal income tax. The Company may, at its discretion, pay a 4% nondeductible federal excise tax on under-distribution of taxable ordinary income and capital gains.
Note 3. Investments
Below is a summary of the Company's investment in the Master Fund, a related party (in thousands):

Investment	As of:	No. of Shares	Weighted Average Shares Owned(1)	Cost	Fair Value	% of Net Assets
Carey Credit Income Fund	June 30, 2016	5,635	2,298	$44,949	$45,535	99.0%
Carey Credit Income Fund	December 31, 2015	270	14	2,235	2,157	99.8%
_____________________

(1)	Weighted average shares owned of the Master Fund is computed as the weighted average shares owned from January 1 of the year noted to the corresponding as of date.

Notes to Consolidated Financial Statements (Unaudited)

Restricted Securities
The Master Fund does not currently intend to list its common shares on any securities exchange and it does not expect a secondary market to develop for its issued and outstanding common shares. As a result, the Company's ability to sell its Master Fund common shares is limited. Because the Master Fund common shares are being acquired in one or more transactions not involving a public offering, they are "restricted securities" and may be required to be held indefinitely. Master Fund common shares may not be sold, transferred, assigned, pledged or otherwise disposed of unless (i) the Master Fund's consent is granted, and (ii) the Master Fund common shares are registered under applicable securities laws or specifically exempted from registration (in which case the Master Fund's shareholder may, at the Master Fund's option, be required to provide the Master Fund with a legal opinion, in form and substance satisfactory to the Master Fund, that registration is not required). Accordingly, a shareholder in the Master Fund, including the Company, must be willing to bear the economic risk of investing in the Master Fund. No sale, transfer, assignment, pledge, or other disposition, whether voluntary or involuntary, of the Master Fund's common shares may be made except by registration of the transfer on the Master Fund's books. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and the other restrictions imposed on the Master Fund common shares and to execute such other instruments or certifications as are reasonably required by the Master Fund.
Share Repurchase Program
      The Master Fund intends to commence a share repurchase program in which it intends to repurchase, during each calendar quarter, up to 2.5% of the weighted average number of common shares outstanding in the prior four calendar quarters at a price estimated to be equal to its net asset value per common share as of the end of the preceding calendar quarter. The Master Fund's Board of Trustees may amend, suspend, or terminate the share repurchase program upon 30 days' notice.
Note 4. Related Party Agreements and Transactions
All of the Company’s executive officers, except its chief executive officer and chief compliance officer, also serve as executive officers of the Advisor. Its chief executive officer also serves as chief executive officer of WPC, the Advisor's ultimate parent. The membership of the board of trustees of the Company and the Master Fund are identical and consequently the Company and the Master Fund are related parties. All of the Company's executive officers also serve as executive officers of the Master Fund.
The Company has entered into agreements with the Advisor whereby the Company agrees to (i) receive expense support payments and (ii) reimburse certain expenses of, and to pay for, administrative, expense support, organization and offerings costs incurred on the Company's behalf. The Company has entered into an agreement with the Dealer Manager, an affiliate of the Advisor, to compensate it for capital market services in connection with the marketing and distribution of the Company's Shares. The Company has entered into an agreement with GPIM whereby the Company agrees to (i) receive expense support payments, and (ii) to reimburse it for certain expenses such as expense support and organization and offering costs incurred on the Company's behalf.
Administrative Services Agreement
On February 27, 2015, the Company entered into an administrative services agreement with the Advisor, and subsequently amended the agreement on August 10, 2015, (the "Administrative Services Agreement") whereby the Advisor agreed to provide administrative services to the Company, including office facilities and equipment, and clerical, bookkeeping, and record-keeping services. More specifically, the Advisor, serving as the administrator (the "Administrator"), performs and oversees the Company's required administrative services, which include financial and corporate record-keeping, preparing and disseminating the Company's reports to its shareholders, and filing reports with the SEC. In addition, the Advisor assists in determining net asset value, oversees the preparation and filing of tax returns, oversees the payment of expenses and distributions, and oversees the performance of administrative and professional services rendered by others. For providing these services, facilities, and personnel, the Company reimburses the Advisor the allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administrative Services Agreement. Prior to October 7, 2015, the Company had no obligation to reimburse the Advisor for any services or other expenses incurred directly by the Advisor or its affiliates, excluding any expenses of third-party service providers incurred by the Advisor or its affiliates on the Company's behalf.
Unless earlier terminated, the Administrative Services Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect year to year thereafter if approved annually by a majority of the Company's Board of Trustees and the Company's Independent Trustees.
Dealer Manager Agreement
On July 17, 2015, the Company entered into an amended and restated dealer manager agreement (the "Dealer Manager Agreement") with the Dealer Manager and the Master Fund. Under the terms of the Dealer Manager Agreement, the Dealer Manager is to act on a best efforts basis as the exclusive dealer manager for (i) the Company's Public Offering of Common Shares and (ii) the public offering of Common Shares for future feeder funds affiliated with the Master Fund. The Company, not the Master Fund, is responsible for the compensation of the Dealer Manager pursuant to the terms of the Dealer Manager Agreement. Beginning in the first calendar quarter after the close of the Company's Public Offering of Common Shares, the Company will incur an additional

Notes to Financial Statements (Unaudited)

operating expense, specifically distribution and shareholder servicing fees, to compensate the Dealer Manager for services and expenses related to the marketing, sale and distribution of the Company's Common Shares, and/or for providing shareholder services.
Organization and Offering Expense Reimbursement Agreement
On August 17, 2015, the Company entered into an organization and offering expense reimbursement agreement (the "O&O Agreement") with the Advisors. Under the O&O Agreement the Company reimburses the Advisors for organization and offering costs incurred on the Company's behalf, including, but not limited to, legal services, audit services, printer services, and the registration of securities under the Securities Act. The reimbursement of organization and offering expenses is conditional on the Company's receipt of equity capital from the sale of its Common Shares. Any such reimbursement will not exceed actual expenses incurred by the Advisors and their affiliates and the Advisors will be responsible for the payment of the Company's cumulative organization and offering expenses to the extent they exceed 1.5% of the aggregate proceeds from the sale of the Company's Common Shares, without recourse against or reimbursement by the Company. In 2015, the Advisors waived reimbursement in connection with equity raised during the months of November and December and the reimbursement waiver expired on December 31, 2015. As of June 30, 2016, the Advisors have incurred organization and offering costs on behalf of the Company, net of any reimbursements received from the Company, in the approximate amount of $2.0 million. Under the terms of the O&O Agreement, the Company is obligated to reimburse the Advisors for these organization and offering expenses solely in connection with the capital raise activity of our Public Offering.
Expense Support and Conditional Reimbursement Agreement
Pursuant to an expense support and conditional reimbursement agreement executed on July 24, 2015 by and between the Advisors and the Company (the "Expense Support Agreement"), the Advisors have agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company's distributions to shareholders will be paid from Common Share offering proceeds or borrowings. The Advisors agreed to reimburse the Company monthly for expenses in an amount equal to the difference between the Company's cumulative distributions paid to its shareholders in each month less the sum of the Company's estimated investment company taxable income and net capital gains in each month.
Pursuant to the Expense Support Agreement, the Company has a conditional obligation to reimburse the Advisors for any amounts funded by the Advisors under this arrangement if (and only to the extent that), during any month occurring within three years of the date on which the Advisors funded such amount, the sum of the Company's estimated investment company taxable income and net capital gains exceeds the ordinary cash distributions paid by the Company to its shareholders; provided, however, that (i) the Company will only reimburse the Advisors for expense support payments made by the Advisors to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause "other operating expenses" (as defined below) (on an annualized basis and net of any expense support reimbursement payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company's average net assets attributable to its Common Shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company's average net assets attributable to its Common Shares represented by "other operating expenses" during the fiscal year in which such expense support payment from the Advisors was made (provided, however, that this clause (B) will not apply to any reimbursement payment which relates to an expense support payment from the Advisors made during the same fiscal year); and (ii) the Company will not reimburse the Advisors for expense support payments made by the Advisors if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time the Advisors made the expense support payment to which such reimbursement payment relates. "Other operating expenses" means the Company's total "operating expenses" (as defined below), excluding base management fees, performance-based incentive fees, organization and offering expenses, distribution and shareholder servicing fees, interest expense, brokerage commissions and extraordinary expenses. "Operating expenses" means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
The Company or the Advisors may terminate the Expense Support Agreement at any time. The Expense Support Agreement will automatically terminate (i) if the Company terminates the investment advisory agreement, (ii) if the Company's Board of Trustees makes a determination to dissolve or liquidate the Company or (iii) upon a liquidity event of the Company, including but not limited to (1) a listing of the Common Shares on a national securities exchange, (2) the sale of all or substantially all of the Company's assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by the Board of Trustees in which shareholders will likely receive cash or shares of a publicly-traded company.
The specific amount of Advisors' expense support obligation is determined at the end of each month. Upon termination of the Expense Support Agreement by the Advisors, they are required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Company to reimburse the Advisors pursuant to the terms of the Expense Support Agreement shall survive the termination of such agreement by either party. There can be no assurance that the Expense Support Agreement will remain in effect or that the Advisors will reimburse any portion of the Company's expenses in future months.

Notes to Financial Statements (Unaudited)

The table below presents a summary of all monthly expenses supported by the Advisors and the associated dates through which such expenses are eligible for reimbursement by the Company (in thousands, except per share amounts):

Month Ended	Expense Support from Advisors	Expense Support Reimbursement to Advisors	Unreimbursed Expense Support	Ratio of Other Operating Expenses to Average Net Assets for the Period (1)	Annualized Regular Cash Distribution Rate/Share, Declared (2)	Eligible for Reimbursement through
July 2015	$11	$—	$11	NM	$0.00000	July 31, 2018
August 2015	32	—	32	NM	$0.33436	August 31, 2018
September 2015	30	—	30	NM	$0.66872	September 30, 2018
October 2015	30	—	30	135.82%	$0.66872	October 31, 2018
November 2015	33	—	33	9.29%	$0.66872	November 30, 2018
December 2015	(19)	—	(19)	0.47%	$0.66872	December 31, 2018
January 2016	44	—	44	0.97%	$0.66872	January 31, 2019
February 2016	56	—	56	0.52%	$0.66872	February 28, 2019
March 2016	73	—	73	0.72%	$0.64792	March 31, 2019
April 2016	164	—	164	0.20%	$0.65520	April 30, 2019
May 2016	267	—	267	0.15%	$0.65520	May 31, 2019
June 2016	280	—	280	0.12%	$0.65520	June 30, 2019
Total	$1,001	$—	$1,001
______________________

(1)
Other operating expenses include all expenses borne by the Company excluding organization and offering costs, investment advisory fees, performance-based incentive fees, financing fees and costs, and interest expense. "NM" means not measurable in these months due to the absence of a positive value for Average Net Assets.

(2)
"Annualized Regular Cash Distribution Rate/Share, Declared" equals the annualized rate of average weekly distributions per Share that were declared with record dates in the subject month immediately prior to the date the expenses support payment obligation was incurred by the Advisors. Regular cash distributions do not include declared special cash or share distributions, if any.

Summary of Related Party Transactions for the Three and Six Months Ended June 30, 2016
The following table presents the related party fees, expenses, and transactions, excluding related transactions between the Company and the Master Fund in connection with Common Shares purchases, sales, and distributions, for the three and six months ended June 30, 2016 (in thousands):

		Three Months Ended	Six Months Ended
Related Party	Source Agreement & Description	June 30, 2016	June 30, 2016
Advisor	Administrative Services Agreement - expense reimbursement	$75	$159
Dealer Manager	Dealer Manager Agreement - sales commissions and dealer manager fees	$1,213	$1,941
Advisor and GPIM	O&O Agreement - organization cost reimbursements	$234	$447
Advisor and GPIM	Expense Support Agreement - expense support payments received from Advisors	$711	$884
Indemnification
The Administrative Services Agreement provides certain indemnification to the Administrator, its directors, officers, persons associated with the Administrator, and its affiliates. In addition, the Company's Declaration of Trust, as amended, provides certain indemnifications to its officers, trustees, agents, and certain other persons. The Dealer Manager Agreement provides for certain indemnifications from the Company (with respect to the primary offering of its Common Shares) to the Dealer Manager, any selected dealers and their respective officers, directors, employees, members, affiliates, agents, representatives, and, if any, each person who controls such person or entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Such indemnifications are subject to certain limitations as provided for in the Company’s Declaration of Trust and the North American Securities Administrators Association Guidelines and are considered customary by management. As of June 30, 2016, management believes that the risk of incurring any losses for such indemnification is remote.

Notes to Financial Statements (Unaudited)

Note 5. Common Shares
The Company's Registration Statement pertaining to its initial public offering of 104,712,041 Common Shares at an initial public offering price of $9.55 per Share was declared effective on July 24, 2015. The Company issued 4,926,661 Common Shares during the six months ended June 30, 2016. As of June 30, 2016, the public offering price was $9.45 per Common Share.
The following table summarizes the total Common Shares issued and proceeds received in connection with the Company's Public Offering for i) the six months ended June 30, 2016 and ii) the period commencing on July 24, 2015 and ending June 30, 2016 (in thousands, except share and per share amounts):

	Six Months Ended June 30, 2016		Since inception through June 30, 2016
	Shares	Amount	Shares	Amount
Gross proceeds from offering	4,886,398	$44,911	5,134,945	$47,283
Dealer Manager fees and commissions	—	(1,941)	—	(2,077)
Net proceeds to Company	4,886,398	42,970	5,134,945	45,206
Reinvestment of distributions	40,263	356	40,593	359
Net proceeds from offering	4,926,661	$43,326	5,175,538	$45,565
Average net proceeds per Common Share	$8.79		$8.80
Note 6. Distributions
The following table presents the cash distributions per Common Share per week that the Company paid on its Common Shares during the six months ended June 30, 2016 (in thousands, except per share amounts):

Record Date	Payment Date	Declared Distribution Per Share per Record Date	Declared Distribution Per Share per Payment Date	Total Distribution (including Reinvested Distributions)
January 5, 12, 19, 26	January 27	$0.01286	$0.05144	$16
February 2, 9, 16, 23	February 24	0.01286	0.05144	29
March 1, 8, 15, 22, 29	March 30	0.01246	0.06230	75
April 5, 12, 19, 26	April 27	0.01260	0.05040	120
May 3, 10, 17, 24, 31	June 1	0.01260	0.06300	224
June 7, 14, 21, 28	June 29	0.01260	0.05040	226
			$0.32898	$690
Note 7. Earnings Per Common Share
The following information sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations (i.e., earnings per Common Share) for the three and six months ended June 30, 2016 (in thousands, except share and per share data):

	Three Months Ended	Six Months Ended
	June 30, 2016	June 30, 2016
Net increase in net assets resulting from operations	$1,207	$1,220
Weighted average Common Shares outstanding	3,518,603	2,133,727
Earnings per Common Share - basic and diluted (1)	$0.34	$0.57
______________________

(1)	Earnings per Common Share, both basic and diluted, were equivalent during the period because there were no Common Share equivalents outstanding in the period.

Notes to Financial Statements (Unaudited)

Note 8. Financial Highlights
The following per Common Share data and financial ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights during the six months ended June 30, 2016:

Six Months Ended
June 30, 2016
PER COMMON SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$8.68
Net investment income (1)	0.26
Net unrealized gains (2)	0.20
Net increase resulting from operations	0.46
Distributions to common shareholders
Distributions from net investment income (3)	(0.26)
Distributions in excess of net investment income (3)	(0.07)
Net decrease resulting from distributions	(0.33)
Capital Share Transactions
Issuance of Common Shares above net asset value (4)	0.08
Net increase in net assets resulting from capital share transactions	0.08
Net asset value, end of period	$8.89

INVESTMENT RETURNS
Total investment return (5)	6.27%

RATIOS/SUPPLEMENTAL DATA (all amounts in thousands except share amounts)
Net assets, end of period	$46,017
Average net assets (6)	$19,661
Common Shares outstanding, end of period	5,175,538
Weighted average Common Shares outstanding	2,133,727
Ratios-to-average net assets: (7)
Net investment income	2.82%
Total expenses	2.11%
Effect of expense reimbursement from Advisors	(4.50)%
Net expenses	(2.39)%
_____________________

(1)	The per Common Share data was derived by using the weighted average Common Shares outstanding during the period.

(2)
The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a Common Share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s Common Shares in relation to fluctuating market values for the portfolio.

(3)
The per Common Share data for distributions is the actual amount of distributions paid or payable per Common Share outstanding during the entire period; distributions per Common Share are rounded to the nearest $0.01.

(4)
The continuous issuance of Common Shares may cause an incremental increase in net asset value per Share due to the sale of Shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per Share on each subscription closing date. The per share data was derived by computing (i) the sum of (A) the number of shares issued in connection with subscriptions and/or distribution reinvestment on each share transaction date times (B) the differences between the net proceeds per share and the net asset value per share on each share transaction date, divided by (ii) the total shares outstanding at the end of the period.

Notes to Financial Statements (Unaudited)

(5)
Total investment return is a measure of total return for shareholders, assuming the purchase of the Company’s Common Share at the beginning of the period and the reinvestment of all distributions declared during the period. More specifically, total investment return is based on (i) the purchase of one Common Share at the net offering price on the first day of the period, (ii) the sale at the net asset value per Common Share on the last day of the period, of (A) one Common Share plus (B) any fractional Common Shares issued in connection with the reinvestment of distributions, and (iii) distributions payable relating to one Common Share, if any, on the last day of the period. The total investment return calculation assumes that (i) cash distributions are reinvested in accordance with the Company’s distribution reinvestment plan and (ii) the fractional Common Shares issued pursuant to the distribution reinvestment plan are issued at the then net offering price per Common Share on each distribution payment date. Since there is no public market for the Company’s Common Shares, then the terminal sales price per Common Share is assumed to be equal to net asset value per Common Share on the last day of the period presented. Total investment return is not annualized. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results.

(6)
The computation of average net assets during the period is based on averaging the amount on the first day of the first month of the period and the last day of each month during the period. Ratios-to-average net assets are not annualized.

(7)	The ratios-to-average net assets do not include any proportionate allocation of income and expenses incurred at the Master Fund.
Note 9. Subsequent Events
The Company issued 1,442,302 Common Shares subsequent to June 30, 2016 through and including August 4, 2016, resulting in a $13.0 million increase in equity capital.
On July 5, 2016, the Company increased its public offering price from $9.45 per Share to $9.50 per Share. On July 12, 2016, the Company increased its public offering price from $9.50 per Share to $9.55 per Share. On July 19, 2016, the Company increased its public offering price from $9.55 per Share to $9.60 per Share. On August 9, 2016, the Company increased the public offering price of its Common Shares from $9.60 per Share to $9.65 per Share. The purpose of these public offering price adjustments was to ensure that the Company’s net offering price per Share was not less than the Company's net asset value at the time of acceptance of subscriptions for the purchase of the Company's Shares and the reinvestment of distributions.
On July 28, 2016, the Company’s board of trustees declared distributions of $0.01260 per Share for five record dates beginning on August 2, 2016 through and including August 30, 2016.
On July 29, 2016, the Company filed a tender offer statement with the SEC on Schedule TO. The Company offered to purchase up to 36,822 Common Shares at a cash price of $8.89 per Common Share. The tender offer will expire on September 9, 2016 at 5:00 PM, central time.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.
The information contained in this item should be read in conjunction with our financial statements and related notes thereto appearing elsewhere in this Report.  Unless otherwise noted, the terms "we," "us," and "our" refer to Carey Credit Income Fund 2016 T. The Term "Master Fund" refers to Carey Credit Income Fund. Capitalized terms used in this Item 2 have the same meaning as in the accompanying unaudited financial statements presented in Part I. Item 1 Financial Statements (unaudited).
Overview
We are a feeder fund and we are affiliated with the Master Fund, which is a specialty finance investment company that has elected to be treated as a BDC under the 1940 Act. The Master Fund is externally managed by the Advisors, which are responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, determining the securities and other assets that we will purchase, retain or sell, and monitoring our portfolio on an ongoing basis. The Master Fund's management discussion and analysis of financial condition and results of operations as presented in its quarterly report should be read in its entirety.
Investment Objectives and Investment Program
Our investment objectives are to provide our shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation.
We intend to meet our investment objectives by investing substantially all of our equity capital in the Master Fund. The Master Fund's investment objectives are the same as our own. The Master Fund's investment strategy is focused on creating and growing an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our investment portfolio. When evaluating an investment and the related portfolio company, the Master Fund uses the resources of its Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe the Master Fund's flexible approach to investing allows it to take advantage of opportunities that offer favorable risk/reward characteristics.
The Master Fund primarily focuses on the following range of investment types that may be available within the capital structure of portfolio companies:

•
Senior Debt. Senior debt investments generally take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. These senior debt classifications include senior secured first lien loans, senior secured second lien loans, and senior secured bonds. In some circumstances, the secured lien could be subordinated to the claims of other creditors.

•
Subordinated Debt. Subordinated debt investments are generally subordinated to senior debt and are generally unsecured. These investments are generally structured with interest-only payments throughout the life of the security, with the principal due at maturity.

•
Equity Investments. Preferred and/or common equity investments may be acquired alongside senior and subordinated debt investment activities or through the exercising of warrants or options attached to debt investments. Income is generated primarily through regular or sporadic dividends, and realized gains on dispositions of such investments.

The Master Fund's investment activities may vary substantially from period to period depending on many factors, including: the demand for capital from creditworthy privately owned U.S. companies, the level of merger, acquisition, and refinancing activity involving private companies, the availability of credit to finance transactions, the general economic environment, the competitive investment environment for the types of investments the Master Fund currently seeks and intends to seek in the future, the amount of equity capital the Master Fund raises from the sale of its common shares to us and any other feeder funds, and the amount and cost of capital that the Master Fund may borrow.
The Master Fund acquires its portfolio investments through the following investment access channels:

•
Direct Originations: The Master Fund sources originated investments through the relationship networks of our Advisors. Such investments are originated or structured for the Master Fund or made by the Master Fund and are not generally available to the broader investment market. These investments may include both debt and equity investment components.

•
Primary Issuance: The Master Fund also participates in private placement transactions that are made available to, and become closely held by, a relatively small group of institutional investors. These transactions are typically originated and arranged by other investment intermediaries other than our Advisors.

•
Secondary Market Transactions: In certain circumstances the Master Fund will also invest in broadly syndicated loans, high yield credit markets, and other investments that are generally owned by a wide range of investors and made available through various trading markets.

Revenues
We generate revenues primarily in the form of dividend income derived from our ownership of the Master Fund's common shares. Our revenues will fluctuate with the operating performance of the Master Fund and its distribution to us.

Operating Expenses
Our primary operating expenses include administrative services, custodian and accounting services, independent audit services, compliance services, tax services fees, legal services, transfer agent services, distribution and shareholder servicing fees, organization expenses and amortization of deferred offering expenses. Additionally, we indirectly bear the operating expenses of the Master Fund through our ownership of its common shares, such as base management fees, performance-based incentive fees, third party valuation services, and various other professional fees.
Results of Operations
We commenced investment operations on July 24, 2015, and therefore, there is no comparative prior year period noted in the tables below. Operating results for the three and six months ended June 30, 2016 were as follows (in thousands):

	For the Three Months Ended June 30, 2016	For the Six Months Ended June 30, 2016
Total investment income	$—	$87
Net expenses	(533)	(469)
Net investment income	533	556
Net change in unrealized appreciation on investment	674	664
Net increase in net assets resulting from operations	$1,207	$1,220
Investment Income
Investment income consisted solely of distributions from the Master Fund for the three and six months ended June 30, 2016.
Operating Expenses
Operating expenses consisted of the following major components for the three and six months ended June 30, 2016 (in thousands):

	For the Three Months Ended June 30, 2016	For the Six Months Ended June 30, 2016
Administrative services	$4	$8
Related party reimbursements	75	159
Professional services	28	77
Offering expenses	41	44
Organization expenses	—	94
Printing and mailing expenses	22	22
Other expenses	8	11
Total operating expenses	178	415
Less: Expense support from related parties	(711)	(884)
Net expenses	$(533)	$(469)
The operating expenses presented above do not represent our normalized operations since we expect our operating expenses to increase as our equity capital base increases.
Related party reimbursements are comprised of the Company's allocable share of costs and expenses incurred by the Administrator that were reimbursable. Reimbursable costs and expenses include but are not limited to the Company's share of salaries, rent, office administration, costs associated with regulatory reporting and filings, and costs related to the preparation for, and conducting of, meetings of the Company's Board of Trustees. Investment advisory fees are only incurred by the Master Fund, although are incurred indirectly by the Company.
Beginning in the first calendar quarter after the close of the Company's Public Offering of Common Shares, the Company will incur an additional operating expense, specifically distribution and shareholder servicing fees, to compensate the dealer manager of the Company's Public Offering, participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Company's Common Shares, and/or for providing shareholder services. The distribution and shareholder servicing fees will accrue daily and will be recorded on the statement of operations. The distribution and shareholder servicing fees will be computed at the daily rate of 0.002466% (i.e. annual rate of 0.90%) of the product of i) the weighted average net price of Common Shares sold in the Public Offering, excluding Common Shares issued under the Company's distribution reinvestment plan ("DRP Shares"), and ii) the number of Common Shares, excluding DRP Shares, outstanding on each day. This operating expense, when incurred, will be borne equally among all of the Company's outstanding Shares.
The composition of our administrative and professional services expenses for the three and six months ended June 30, 2016 were as follows (in thousands):

	For the Three Months Ended June 30, 2016	For the Six Months Ended June 30, 2016
Accounting services	$2	$4
Administration services	2	4
Total administrative services	$4	$8

Audit expense	$26	$52
Compliance officer fees	5	11
Legal fees	(5)	10
Tax services	2	4
Total professional services	$28	$77
Net Realized Gain (Loss) from Master Fund Investment
For the three and six months ended June 30, 2016, we did not sell any shares of the Master Fund, therefore we incurred no realized gains or losses on investments.
Changes in Unrealized Appreciation on Master Fund Investment
For the three and six months ended June 30, 2016, the total net change in unrealized appreciation on our investment in the Master Fund was $0.67 million and $0.66 million, respectively.
Changes in Net Assets from Operations
For the six months ended June 30, 2016, we recorded a net increase in net assets resulting from operations of $1.22 million. Based on the weighted average Shares outstanding for the six months ended June 30, 2016, our per Share increase in net assets from operations was $0.57.
Cash Flows for the Six Months Ended June 30, 2016
For the six months ended June 30, 2016, net cash used in operating activities was $42.7 million. Cash flows used in operating activities for the six months ended June 30, 2016 was primarily due to the Company's investments in the Master Fund.
Net cash provided by financing activities was $42.6 million during the period ended June 30, 2016, represented by proceeds from issuance of Common Shares of $43.0 million.
Financial Condition, Liquidity and Capital Resources
Our primary sources of cash include (i) the sale of our Common Shares, (ii) our shareholders' reinvestment of their distributions, (iii) distributions received from our ownership of the Master Fund's common shares, and (iv) expense reimbursement payments from the Advisors pursuant to the Expense Support Agreement. Our primary uses of cash include (i) investment in the Master Fund's common shares, (ii) payment of operating expenses, (iii) cash distributions to our shareholders and (iv) periodic repurchases of our Common Shares pursuant to our share repurchase program. We do not intend to issue any senior securities, including preferred securities.
We manage our assets and liabilities such that current assets are sufficient to cover current liabilities. All remaining cash in excess of net working capital is regularly invested in the common shares of the Master Fund.
Off-Balance Sheet Arrangements
We do not have any off-balance sheet arrangements as of June 30, 2016.
Critical Accounting Policies
The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. We believe that the estimates and assumptions utilized in preparing the financial statements are reasonable. Actual results could differ from those estimates. Our significant accounting policies are described in Note 2. Significant Accounting Policies.

Valuation of Investments
We invest substantially all of our equity capital in the purchase of common shares of the Master Fund. As such, we determine the fair value of our investment in the Master Fund as the Master Fund's net asset value per common share (as determined by the Master Fund) multiplied by the number of Master Fund common shares that we own.
Contractual Obligations
We have not entered into any agreements under which we have material future commitments that cannot otherwise be terminated within a reasonable time period.
Obligations to Pay Distributions
Our Board of Trustees has declared distributions on Common Shares that will become payable to shareholders of record after June 30, 2016. The obligation cannot be measured since it is dependent on the future sale of Common Shares prior to each record date and the total number of Shares outstanding on each record date. The declared distribution rates per Share for the period after June 30, 2016 are summarized as follows:

2016 Record Dates	2016 Payment Dates	Declared Distribution per Share per Record Date
July 5, 12, 19 and 26	July 27	$0.01246
August 2, 9, 16, 23 and 30	August 31	0.01246
Related Party Agreements and Transactions
We have entered into agreements with the Advisor, and certain of its affiliates, and GPIM whereby we agreed to (i) receive expense support payments, (ii) reimburse certain expenses of, and to pay for, administrative, expense support, organization and offerings costs incurred on our behalf and (iii) compensate for capital market services in connection with the marketing and distribution of our Shares. See Note 4. Related Party Agreements and Transactions for a discussion of the related party transactions and expense reimbursement agreements.
Reimbursement to the Advisors for Organization and Offering Expenses
See Note 4. Related Party Agreements and Transactions.
Reimbursement to the Administrator for Administrative Services
We reimburse the Administrator for its expenses in connection with the provision of administrative services to us. However, such reimbursement will be made at an amount equal to the lower of the Administrator's actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records, or other reasonable allocation methods. We do not reimburse the Administrator for rent, depreciation, utilities, capital equipment, or other administrative items allocated to a controlling person of the Administrator . See Note 4. Related Party Agreements and Transactions for a summary of reimbursable expenses as related to administrative services.
Item 3. Quantitative and Qualitative Disclosures About Market Risk.
Interest Rate Risk
We are subject to financial market risks, including changes in interest rates through our investment in the Master Fund. As of June 30, 2016, 91.0% of the Master Fund's debt investments, or approximately $131.1 million measured at fair value, are subject to variable interest rates. The Master Fund's sole credit facility is also subject to changes in its 3-Month London Interbank Offered Rate ("LIBOR") base rate. A rise in the general level of interest rates can be expected to lead to (i) higher interest income for the Master Fund's variable rate debt investments, (ii) value declines for fixed rate investments the Master Fund may hold, and (iii) higher interest expense in connection with the Master Fund's floating rate credit facility. To the extent that a majority of the Master Fund's investments may be in variable rate investments, an increase in interest rates could also make it more difficult for borrowers to repay their loans, and a rise in interest rates may also make it easier for the Advisors to meet or exceed the quarterly threshold for performance based incentive fees as described in Note 5. Related Party Agreements and Transactions of the Master Fund's unaudited consolidated financial statements.
Based on our investment in the Master Fund as of June 30, 2016, the following table presents the approximate annualized increase (decrease) per Common Share due to (i) interest income from the Master Fund's investment portfolio and (ii) interest expense on the Master Fund's floating rate borrowings, directly resulting from hypothetical changes in base rate interest rates (e.g., LIBOR), assuming no changes in (i) the number of Common Shares outstanding, (ii) the number of Master Fund shares outstanding, (iii) our percent ownership of Master Fund shares and (iv) changes in the Master Fund's net investment income are immediately passed on to the Master Fund's shareholders, including us:

Basis Points (bps) Increase	Net Increase (Decrease) per Share
+50 bps	$(0.01)
+100 bps	0.02
+150 bps	0.05
+200 bps	0.09
Item 4. Controls and Procedures.
Evaluation of Disclosure Controls and Procedures
Our disclosure controls and procedures include internal controls and other procedures designed to provide reasonable assurance that information required to be disclosed in this and other reports filed under the Exchange Act, is recorded, processed, summarized, and reported within the required time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to management, including our chief executive officer and chief financial officer, to allow timely decisions regarding required disclosures. It should be noted that no system of controls can provide complete assurance of achieving a company’s objectives and that future events may impact the effectiveness of a system of controls.
Our chief executive officer and chief financial officer, after conducting an evaluation together with members of our management of the effectiveness of the design and operation of our disclosure controls and procedures as of June 30, 2016, have concluded that our disclosure controls and procedures, as defined in Rule 13a-15(e) under the Exchange Act, were effective as of June 30, 2016 at a reasonable level of assurance.
Changes in Internal Control over Financial Reporting
During the most recent fiscal quarter, there was no change in our internal controls over financial reporting, as defined under Rule 13a-15(f) under the Exchange Act, that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.
PART II. OTHER INFORMATION
Item 1. Legal Proceedings.
As of June 30, 2016, we were not subject to any material legal proceedings, and, to our knowledge, there were no material legal proceedings threatened against us.
From time to time, we, or our Administrator, may be a party to certain legal proceedings in the ordinary course of, or incidental to the normal course of, our business, including legal proceedings related to the enforcement of our rights under contracts with our portfolio companies. While legal proceedings, lawsuits, claims, and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance, the results of these proceedings are not expected to have a material adverse effect on our consolidated financial position or results of operations.
Item 1A. Risk Factors.
As of June 30, 2016, there have been no material changes from the risk factors set forth in our Form 10-K dated and filed with the SEC on March 16, 2016 except for the following:
Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and could negatively impact our business, financial condition and results of operations.
Market and macro-economic disruptions may, in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies. These market disruptions may also affect the broader financial and credit markets and may reduce the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these macro-disruptions have resulted in, and may in the future result in, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable macro-economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

Item 5. Other Information
None.
Item 6. Exhibits
The exhibits required by this item are set forth in the Exhibit Index attached hereto and are filed or incorporated as part of this Report.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAREY CREDIT INCOME FUND 2016 T

Date:	August 15, 2016	By:	/s/ Mark J. DeCesaris
MARK J. DECESARIS
Chief Executive Officer
(Principal Executive Officer)

Date:	August 15, 2016	By:	/s/ Paul S. Saint-Pierre
PAUL S. SAINT-PIERRE
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX
The following exhibits are filed or incorporated as part of this Report.

3.1
Certificate of Amendment to Certificate of Trust of the Registrant. (Incorporated by reference to Exhibit 99(a)(5) filed with Pre-Effective Amendment No. 4 to Registrant's registration statement on Form N-2 (File No. 333-198882) filed on July 17, 2015.)

3.2	Amended and Restated Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit 3.2 filed with the Registrant's Form 8-K (File No. 814-01094) filed on March 15, 2016.)

3.3	Amended and Restated Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.3 filed with the Registrant's Form 8-K (File No. 814-01094) filed on March 15, 2016.)

4.1
Distribution Reinvestment Plan of the Registrant. (Incorporated by reference to Exhibit (e) filed with Pre-Effective Amendment No. 3 to the Registrant's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)

10.1
Administrative Services Agreement by and between the Registrant and Carey Credit Advisors, LLC. (Incorporated by reference to Exhibit (k)(3) filed with Pre-Effective Amendment No. 3 to the Registrant's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)

10.2
Custody Agreement by and between the Registrant, Carey Credit Income Fund 2015 A, Carey Credit Income Fund, and U.S. Bank National Association. (Incorporated by reference to Exhibit (j) filed with Pre-Effective Amendment No. 3 to the Registrant's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)

10.3
Escrow Agreement. (Incorporated by reference to Exhibit (k)(1) filed with Pre-Effective Amendment No. 3 to the Registrant's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)

10.4
Amended and Restated Dealer Manager Agreement by and between the Registrant, Carey Credit Income Fund and Carey Financial, LLC. (Incorporated by reference to Exhibit (h)(1) filed with Pre-Effective Amendment No. 4 to Registrant's registration statement on Form N-2 (File No. 333-198882) filed on July 17, 2015.)

10.5
Form of Selected Dealer Agreement (revised Exhibit A to Amended and Restated Dealer Manager Agreement). (Incorporated by reference to Exhibit 99(d) filed with Post-Effective Amendment No. 2 to the Registrant's registration statement on Form N-2 (File No. 333-198882) filed on May 10, 2016.)

10.6
Form of Expense Support and Conditional Reimbursement Agreement. (Incorporated by reference to Exhibit (k)(2) filed with Pre-Effective Amendment No. 3 to Registrant's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)

10.7
Form of Organization and Offering Expense Reimbursement Agreement. (Incorporated by reference to Exhibit (k)(4) filed with Pre-Effective Amendment No. 4 to Registrant's registration statement on Form N-2 (File No. 333-198882) filed on July 17, 2015.)

10.8
Amendment No. 1 to the Administrative Services Agreement by and between the Registrant, Carey Credit Income Fund and Carey Credit Advisors, LLC.  (Incorporated by reference to Exhibit 10.7 filed with Carey Credit Income Fund's Form 10-Q (File No. 814-01117) as filed on August 14, 2015)

10.9
Investment Management Agreement by and between Hamilton Finance LLC and Carey Credit Income Fund. (Incorporated by reference to Exhibit 10.3 filed with Carey Credit Income Fund's Form 8-K (File No. 814-01117) filed on December 22, 2015.)

31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

31.2	Certification of Chief Financial Officer of pursuant to Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

32	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

99	Form 10-Q of Carey Credit Income Fund for the quarterly period ended June 30, 2016. (Filed herewith.)

Exhibit 99

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2016
OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
Commission file number: 814-01117
CAREY CREDIT INCOME FUND
(Exact name of registrant as specified in its charter)

Delaware	47-2039472
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
50 Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ Do not check if smaller reporting company	Smaller reporting company	☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒
The number of the Registrant's common stock outstanding as of August 5, 2016 was 14,014,693.

CAREY CREDIT INCOME FUND

Forward-Looking Statements
This Quarterly Report on Form 10-Q, or this Report, including Management's Discussion and Analysis of Financial Condition and Results of Operations in Item 2 of Part I of this Report, contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act. These forward-looking statements generally are characterized by the use of terms such as “may,” “should,” “plan,” “anticipate,” “estimate,” “intend,” “predict,” “believe,” “expect,” “will,” “will be,” and “project” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: increased direct competition; changes in government regulations; changes in local, national, and global economic and capital market conditions; our ability to obtain or maintain credit lines or credit facilities on satisfactory terms; changes in interest rates; availability of proceeds from our private offering of common shares; our ability to identify suitable investments and/or to close on identified investments; the performance of our investments; and the ability of borrowers related to our debt investments to make payments under their respective loans. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on factors which could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in this Report as well as in our other filings with the SEC, including but not limited to those described in Part II. Item 1A. Risk Factors of this Report and in Part I. Item 1A. Risk Factors of our Form 10-K for the fiscal year ended December 31, 2015, that was filed on March 16, 2016. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which apply only as of the date of this Report, unless noted otherwise. Except as may be required by federal securities laws and the rules and regulations of the SEC, we do not undertake to revise or update any forward-looking statements. The forward-looking statements should be read in light of the risk factors identified in Part II. Item 1A. Risk Factors of this Report. The forward-looking statements and projections contained in this Report are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.
All references to “Note” or “Notes” throughout this Report refer to the notes to the consolidated financial statements of the registrant in Part I. Item 1. Consolidated Financial Statements (unaudited).
Unless otherwise noted, the terms “we,” “us,” “our,” and “Master Fund” refer to Carey Credit Income Fund. All capitalized terms have the same meaning as defined in the Notes.

PART I. FINANCIAL INFORMATION
Item 1: Consolidated Financial Statements (unaudited).
CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
(in thousands, except share and per share amounts)

	June 30, 2016	December 31, 2015
Assets
Investments at fair value (amortized cost of $148,583 and $83,914, respectively)	$144,155	$78,226
Cash	4,174	3,380
Restricted cash	20,062	6,545
Interest and dividend income receivable	1,024	530
Principal receivable	757	23
Prepaid and deferred expenses	134	22
Total assets	$170,306	$88,726

Liabilities
Credit facility payable, net of financing costs	$57,270	$37,038
Payable for investments purchased	13,907	4,230
Accrued investment advisory fees	257	148
Payable to related party	24	35
Trustee fees payable	36	—
Accrued professional fees	449	450
Accounts payable, accrued expenses and other liabilities	184	121
Total liabilities	72,127	42,022
Commitments and contingencies (see Note 7. Commitments and Contingencies)
Net Assets	$98,179	$46,704

Components of Net Assets:
Common Shares, $0.001 par value, 1,000,000,000 shares authorized, 12,149,704 and 5,840,060 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	$12	$6
Paid-in-capital in excess of par value	102,590	52,339
Accumulated undistributed (distributions in excess of) net investment income	(34)	15
Accumulated undistributed net realized gain	39	32
Net unrealized depreciation on investments	(4,428)	(5,688)
Net assets	$98,179	$46,704
Net asset value per Common Share	$8.08	$8.00
See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Investment Income
Interest income	$1,960	$482	$3,614	$482
Dividend income	—	26	37	26
Fee income	17	—	17	—
Total investment income	1,977	508	3,668	508

Operating Expenses
Interest expense (related party)	—	19	—	19
Interest expense	502	—	930	—
Administrative services	25	21	50	21
Related party reimbursements	90	—	188	—
Investment advisory fee	660	354	1,117	444
Performance-based incentive fee	—	40	—	40
Custody services	15	10	29	10
Trustees fees	86	—	163	—
Professional services	274	277	559	277
Insurance	36	37	72	52
Organizational expenses	206	—	228	—
Other expenses	10	1	31	1
Total expenses before management fee waiver	1,904	759	3,367	864
Investment advisory fee and performance-based incentive fee waiver	—	(394)	—	(484)
Net expenses	1,904	365	3,367	380
Net investment income	73	143	301	128

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(103)	1	7	1
Net change in unrealized appreciation on investments	1,823	198	1,260	198
Net realized and unrealized gain on investments	1,720	199	1,267	199
Net increase in net assets resulting from operations	$1,793	$342	$1,568	$327

Per Common Share information:
Net investment income per Common Share outstanding - basic and diluted	$0.01	$0.03	$0.04	$0.02
Earnings per Common Share - basic and diluted (Note 8. Earnings Per Common Share)	$0.18	$0.06	$0.19	$0.06
Weighted average Common Shares outstanding (basic and diluted)	9,853,170	5,555,556	8,123,296	5,555,556
Distributions per Common Share	$—	$—	$0.05	$—
See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
 (in thousands, except share amounts)

	Six Months Ended June 30,
	2016	2015
Operations
Net investment income	$301	$128
Net realized gains from investments	7	1
Net change in unrealized appreciation on investments	1,260	198
Net increase in net assets resulting from operations	1,568	327
Shareholder distributions:
Distributions from net investment income	(315)	—
Distributions in excess of net investment income	(35)	—
Net decrease in net assets resulting from shareholder distributions	(350)	—
Capital share transactions:
Issuance of Common Shares	50,257	—
Net increase in net assets resulting from capital share transactions	50,257	—
Total increase in net assets	51,475	327
Net assets at beginning of period	46,704	50,000
Net assets at end of period	$98,179	$50,327

Capital share activity:
Common Shares outstanding at the beginning of the period	5,840,060	5,555,556
Common Shares issued from subscriptions	6,309,644	—
Common Shares outstanding at the end of the period	12,149,704	5,555,556
Undistributed (Distributions in excess of) net investment income at end of period	$(34)	$128
See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

	Six Months Ended June 30,
	2016	2015
Operating activities
Net increase in net assets resulting from operations	$1,568	$327
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Paid-in-kind dividend income	(37)	(26)
Amortization of premium/discount on investments, net	(191)	(7)
Proceeds from sales of investments	5,864	119
Proceeds from paydowns on investments	17,728	36
Purchase of investments	(88,027)	(70,613)
Net realized gains from investments	(7)	(1)
Net change in unrealized appreciation on investments	(1,260)	(198)
Amortization of deferred financing costs	226	—
Increase in operating assets:
Restricted cash	(13,517)	—
Interest and dividend income receivable	(494)	(223)
Principal receivable	(734)	—
Prepaid and deferred expenses	(112)	(96)
Increase (decrease) in operating liabilities:
Payable for investments purchased	9,677	17,447
Accrued interest expense payable to related party	—	10
Accrued investment advisory fees	109	—
Payable to related party	(11)	—
Accrued professional fees	225	257
Trustee fees payable	36	—
Accounts payable, accrued expenses and other liabilities	63	20
Net cash used in operating activities	(68,894)	(52,948)

Financing activities
Issuance of Common Shares	$50,257	$—
Promissory notes payable to related party borrowings	—	20,000
Credit facility borrowings	20,000
Payment of financing costs	(219)	—
Distributions paid	(350)	—
Net cash provided by financing activities	69,688	20,000

Net increase (decrease) in cash	794	(32,948)
Cash, beginning of period	3,380	50,000
Cash, end of period	$4,174	$17,052

Supplemental disclosure of cash flow information
Cash paid for interest	$642	$10
See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

June 30, 2016 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost(6)	Fair Value	% of Net Assets
Senior Secured Loans - First Lien - 112.6%
Acrisure, LLC	(12)	Banking, Finance, Insurance & Real Estate	L+5.50%	1.00%	5/19/2022	1,532	$1,517	$1,525	1.5%
Acrisure, LLC (Delayed Draw)	(12)	Banking, Finance, Insurance & Real Estate	L+5.50%	1.00%	5/19/2022	151	150	150	0.2%
American Academy Holdings, LLC	(12)	Healthcare & Pharmaceuticals	L+5.25%	1.00%	5/17/2021	4,675	4,629	4,629	4.7%
BBB Industries, Inc.	(11)(12)	Automotive	L+5.00%	1.00%	11/3/2021	5,000	4,888	4,888	5.0%
Belk Inc.	(12)	Retail	L+4.75%	1.00%	12/12/2022	4,738	4,189	3,805	3.9%
Bioplan USA, Inc.	(11)(12)	Containers, Packaging & Glass	L+4.75%	1.00%	9/23/2021	4,140	3,555	3,623	3.7%
Ceridian HCM Holding Inc.	(12)	Services: Business	L+3.50%	1.00%	9/15/2020	2,598	2,583	2,520	2.6%
Chefs' Warehouse	(10)(12)	Beverage, Food & Tobacco	L+4.75%	1.00%	6/3/2022	4,285	4,209	4,274	4.3%
Chefs' Warehouse (Delayed Draw)	(7)(10)(12)	Beverage, Food & Tobacco	L+4.75%	1.00%	6/3/2022	704	184	195	0.2%
Evergreen Skills Lux Sarl	LU(10)(12)	Technology	L+4.75%	1.00%	4/28/2021	1,790	1,555	1,428	1.4%
Generation Brands	(12)	Construction & Building	L+5.00%	1.00%	5/19/2022	5,000	4,950	5,000	5.1%
GlobalLogic Holdings Inc.	(12)	Technology	L+5.25%	1.00%	5/31/2019	1,196	1,179	1,185	1.2%
Greenway Health, LLC	(12)	Technology	L+5.00%	1.00%	11/4/2020	3,087	2,945	2,966	3.0%
Harbortouch Payments, LLC	(12)	Technology	L+6.00%	1.00%	5/31/2022	4,611	4,293	4,594	4.7%
Hub International Holdings Inc.	(12)	Banking, Finance, Insurance & Real Estate	L+3.00%	1.00%	10/2/2020	2,863	2,860	2,820	2.9%
Implus Footcare, LLC	(12)	Consumer Goods: Non-Durable	L+6.00%	1.00%	4/30/2021	4,950	4,884	4,890	5.0%
Implus Footcare, LLC	(11)(12)	Consumer Goods: Non-Durable	L+6.25%	1.00%	4/30/2021	960	946	955	1.0%
Integro Insurance Brokers	(12)	Banking, Finance, Insurance & Real Estate	L+5.75%	1.00%	10/31/2022	2,131	2,052	2,099	2.1%
Integro Insurance Brokers (Delayed Draw)	(12)	Banking, Finance, Insurance & Real Estate	L+5.75%	1.00%	10/31/2022	806	775	793	0.8%
LanDESK Software, Inc.	(12)	Technology	L+4.00%	1.00%	2/25/2020	284	281	282	0.3%
Mavis Tire Supply LLC	(12)	Automotive	L+5.25%	1.00%	11/2/2020	2,970	2,932	2,934	3.0%
McGraw-Hill Education, Inc.	(12)	Media: Advertising, Printing & Publishing	L+4.00%	1.00%	5/4/2022	3,000	2,985	3,001	3.1%
Med Intermediate (MyEyeDr)	(12)	Retail	L+6.25%	1.00%	8/14/2021	3,914	3,879	3,881	3.9%
Med Intermediate (MyEyeDr)(Delayed Draw)	(12)	Retail	L+6.25%	1.00%	8/14/2021	951	942	943	1.0%
Micron Technology, Inc.	(10)(12)(14)	Technology	L+6.00%	—%	4/26/2022	1,900	1,881	1,914	1.9%
Moxie Liberty LLC	(12)	Utilities: Electric	L+6.50%	1.00%	8/21/2020	1,000	966	977	1.0%
Moxie Patriot LLC	(12)	Utilities: Electric	L+5.75%	1.00%	12/19/2020	650	623	626	0.6%
National Technical Systems, Inc.	(12)	Aerospace & Defense	L+6.25%	1.00%	6/12/2021	4,204	4,158	4,098	4.2%
National Technical Systems, Inc (Delayed Draw)	(7)(12)	Aerospace & Defense	L+6.25%	1.00%	6/14/2021	765	—	(19)	—%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

June 30, 2016 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost(6)	Fair Value	% of Net Assets
Netsmart, Inc.	(12)	Technology	L+4.75%	1.00%	4/19/2023	2,000	1,980	1,997	2.0%
Noranda Aluminum Acquisition Corp	(12)	Metals & Mining	L+4.50%	1.25%	2/28/2019	758	721	396	0.4%
Noranda Aluminum Acquisition Corp (DIP)	(7)	Metals & Mining	L+11.00%	1.00%	11/8/2016	454	393	384	0.4%
Orica Chemicals	AU(9)(10)(12)	Chemicals, Plastics & Rubber	L+6.25%	1.00%	2/26/2022	1,395	1,383	1,385	1.4%
Panda Hummel LLC	(12)	Utilities: Electric	L+6.00%	1.00%	10/27/2022	2,700	2,599	2,599	2.6%
Performance Sports Group LTD.	(12)	Consumer Goods: Non-Durable	L+3.50%	1.00%	4/15/2021	350	279	293	0.3%
Pet Holdings ULC	CA(9)(10)(11)(12)	Retail	L+5.50%	1.00%	6/23/2022	4,500	4,425	4,429	4.5%
Pet Holdings ULC (Delayed Draw)	CA(7)(9)(10)(12)	Retail	L+5.50%	1.00%	6/23/2022	500	—	—	—%
P.F. Changs China Bistro, Inc.	(12)(13)	Beverage, Food & Tobacco	L+3.25%	1.00%	7/2/2019	2,989	2,929	2,859	2.9%
Pelican Products, Inc.	(11)(12)	Containers, Packaging & Glass	L+4.25%	1.00%	4/11/2020	5,018	4,808	4,893	5.0%
PQ Corporation	(12)	Chemicals, Plastics & Rubber	L+4.75%	1.00%	11/4/2022	5,000	4,951	5,010	5.1%
Quanex Building Products, Inc.	(10)(12)	Construction & Building	L+5.25%	1.00%	11/2/2022	1,047	1,047	1,047	1.1%
Ryan LLC	(12)	Services: Business	L+5.75%	1.00%	8/7/2020	2,185	2,156	2,141	2.2%
SiteOne Landscape Supply, Inc.	(12)	Construction & Building	L+5.50%	1.00%	4/29/2022	4,987	4,939	5,012	5.1%
SolarWinds	(12)	Technology	L+5.50%	1.00%	2/1/2023	800	762	798	0.8%
TIBCO Software Inc	(12)	Technology	L+5.50%	1.00%	12/4/2020	1,723	1,730	1,584	1.6%
Travelport Worldwide	LU(9)(10)(12)	Services: Consumer	L+4.00%	1.00%	9/2/2021	4,795	4,803	4,775	4.9%
Sub Total Senior Secured Loan - First Lien						116,056	$110,895	$110,578	112.6%

Senior Secured Loans - Second Lien - 16.1%
Atkore International	(12)	Metals & Mining	L+675	1.00%	10/9/2021	3,925	3,470	3,905	4.0%
CTI Foods	(11)(12)	Beverage, Food & Tobacco	L+725	1.00%	6/28/2021	5,000	4,609	4,550	4.6%
Genoa Healthcare	(12)	Healthcare & Pharmaceuticals	L+775	1.00%	4/28/2023	500	495	498	0.5%
LANDesk Software, Inc.	(12)	Technology	L+725	1.00%	2/25/2021	282	248	274	0.3%
ProQuest LLC	(12)	Media: Broadcasting & Subscription	L+900	1.00%	12/15/2022	1,600	1,570	1,552	1.6%
SRS Distribution Inc.	(12)	Construction & Building	L+875	1.00%	2/25/2023	5,000	$4,900	4,997	5.1%
Sub Total Senior Secured Loan - Second Lien						16,307	$15,292	$15,776	16.1%

Senior Secured Bonds - 13.5%
BreitBurn Energy Partners LP	(10)(12)(15)	Energy: Oil & Gas	9.25%	—%	5/18/2020	3,250	3,153	1,463	1.5%
Epicor Software Corp.	(12)	Technology	L+8.25%	1.00%	6/1/2023	5,000	4,863	4,795	4.8%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

June 30, 2016 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost(6)	Fair Value	% of Net Assets
Kinetic Concepts, Inc.		Healthcare & Pharmaceuticals	7.88%	—%	2/15/2021	1,500	1,500	1,595	1.6%
KeHE Distributors, LLC	(11)(12)	Beverage, Food & Tobacco	7.63%	—%	8/15/2021	500	493	494	0.5%
Leaseplan Corporation	LU(9)(10)	Banking, Finance, Insurance & Real Estate	7.38%	—%	4/15/2021	1,600	1,604	1,656	1.7%
LMI Aerospace, Inc.	(10)	Aerospace & Defense	7.38%	—%	7/15/2019	150	145	151	0.2%
SandRidge Energy Inc	(10)(12)(15)	Energy: Oil & Gas	8.75%	—%	6/1/2020	1,000	1,000	410	0.4%
Terraform Global Operating LLC	(10)(12)	Utilities: Electric	9.75%	—%	8/15/2022	3,000	2,883	2,715	2.8%
Sub Total Senior Secured Bonds						16,000	$15,641	$13,279	13.5%

Subordinated Debt - 4.6%
McGraw-Hill Education, Inc.	(12)	Media: Advertising, Printing & Publishing	7.88%	—%	5/15/2024	500	500	518	0.5%
StandardAero	(12)	Aerospace & Defense	10.00%	—%	7/15/2023	2,380	2,366	2,374	2.5%
TIBCO Software Inc	(12)	Technology	11.38%	—%	12/1/2021	2,000	2,003	1,590	1.6%
Sub Total Subordinated Debt						4,880	$4,869	$4,482	4.6%

Equity / Other - 0%
BreitBurn Energy Partners LP	(8)(10)(16)	Energy: Oil & Gas	8.00%			251	1,886	40	—%
Sub Total Equity / Other						251	$1,886	$40	—%
TOTAL INVESTMENTS - 146.8%	(17)						$148,583	$144,155	146.8%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

_______________________

(1)	Security may be an obligation of one or more entities affiliated with the named portfolio company.

(2)	All debt and equity investments are income producing unless otherwise noted.

(3)
All investments are non-controlled/non-affiliated investments as defined by the 1940 Act; non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(4)
The periodic interest rate for all floating rate loans is indexed to London Interbank Offered Rate ("LIBOR" or "LIBO rate"), (denoted as "L"). Pursuant to the terms of the underlying credit agreements, the base interest rates typically reset annually, semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these floating rate loans, the Consolidated Schedule of Investments presents the applicable margin over LIBOR based on each respective credit agreement. Unless otherwise noted the base interest rate floor (e.g. 1.00%) for each floating rate loan indexed to LIBOR exceeded all of the relevant LIBOR indices as of the most recent interest rate reset date. As of June 30, 2016, LIBO rates ranged between 0.465% for 1-month LIBOR to 0.92415% for 6-month LIBOR.

(5)	The principal amount (par amount) for all debt securities is denominated in thousands of U.S. dollars. Equity investments are recorded as number of shares owned.

(6)	Cost represents amortized cost for debt securities, and cost plus capitalized PIK for preferred stock; currency amounts are presented in thousands.

(7)	The investment is a delayed draw loan/unfunded commitment whereby some or all of the investment commitment is unfunded as of June 30, 2016 (see Note 7. Commitments and Contingencies).

(8)
The preferred stock investment contains a PIK provision, whereby the security issuer has the option to pay preferred dividends with the issuance of additional identical securities in the initial three year period after issuance. Since the initial investment date through March 2016, all dividend payments have been paid with the issuance of additional shares of preferred stock. The security issuer ceased paying PIK dividends in April 2016.

(9)	A portfolio company domiciled in a foreign country. The regulatory jurisdiction of security issuance may be a different country than the domicile of the portfolio company.

(10)
The investment is not a qualifying asset as defined in Section 55(a) of the 1940 Act. As of June 30, 2016, 85% of total assets represented qualifying assets. Under the 1940 Act we may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

(11)	Investment position or portion thereof unsettled as of June 30, 2016.

(12)	Security or portion thereof was pledged as collateral supporting the amounts outstanding under a credit facility as of June 30, 2016; (see Note 6. Borrowings).

(13)
The base interest rate on these investments, or a portion thereof, was 12-month LIBOR which as of June 30, 2016 was 1.23025%. The current base interest rate for these investments may be different from the reference rate on June 30, 2016.

(14)
The base interest rate on these investments, or a portion thereof, was 3-month LIBOR which as of June 30, 2016 was 0.65410%. The current base interest rate for these investments may be different from the reference rate on June 30, 2016.

(15)	Investment was on non-accrual status as of June 30, 2016, meaning that the Company has ceased recognizing interest income on these investments.

(16)	Non-income producing security.

(17)
As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1.7 million; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6.1 million; the net unrealized depreciation was $4.4 million, the aggregate cost of securities for Federal income tax purposes was $148.6 million.

Abbreviations:
AU = Australia
CA = Canada
LU = Luxembourg
LIBOR (L) = London Interbank Offered Rate

See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost(6)	Fair Value	% of Net Assets
Senior Secured Loans - First Lien - 118.6%
Acrisure, LLC	(12)	Banking, Finance, Insurance & Real Estate	L+5.50%	1.00%	5/19/2022	1,532	$1,518	$1,473	3.2%
Acrisure, LLC (Delayed Draw)	(12)	Banking, Finance, Insurance & Real Estate	L+5.50%	1.00%	5/19/2022	160	158	153	0.3%
Asurion, LLC	(12)	Telecommunications	L+3.50%	0.75%	7/8/2020	1,836	1,840	1,681	3.6%
Belk Inc.	(11)	Retail	L+4.75%	1.00%	12/12/2022	1,500	1,335	1,327	2.8%
Bioplan USA, Inc.	(12)	Containers, Packaging & Glass	L+4.75%	1.00%	9/23/2021	248	213	215	0.5%
Ceridian HCM Holding Inc.	(12)	Services: Business	L+3.50%	1.00%	9/15/2020	2,643	2,625	2,270	4.8%
Data Device Corp	(12)	Aerospace & Defense	L+6.00%	1.00%	7/15/2020	4,975	4,917	4,963	10.6%
Gogo Inc.	(10)(12)	Telecommunications	L+9.75%	1.50%	3/21/2018	1,887	1,889	1,906	4.1%
Gogo Inc.	(10)(12)	Telecommunications	L+6.50%	1.00%	3/21/2018	1,147	1,132	1,113	2.4%
Hub International Holdings Inc.	(12)	Banking, Finance, Insurance & Real Estate	L+3.00%	1.00%	10/2/2020	2,878	2,875	2,724	5.8%
Implus Footcare, LLC	(12)	Consumer Goods: Non-Durable	L+6.00%	1.00%	4/30/2021	4,975	4,902	4,909	10.5%
Integro Insurance Brokers	(12)	Banking, Finance, Insurance & Real Estate	L+5.75%	1.00%	10/31/2022	2,131	2,047	2,083	4.4%
Integro Insurance Brokers (Delayed Draw)	(12)	Banking, Finance, Insurance & Real Estate	L+5.75%	1.00%	10/31/2022	819	787	801	1.7%
Mavis Tire Supply LLC	(12)	Automotive	L+5.25%	1.00%	11/2/2020	2,985	2,943	2,944	6.3%
Med Intermediate (MyEyeDr)	(12)	Retail	L+6.25%	1.00%	8/14/2021	3,934	3,896	3,897	8.3%
Med Intermediate (MyEyeDr) (Delayed Draw)	(12)	Retail	L+6.25%	1.00%	8/14/2021	956	946	947	2.0%
Mitel US Holdings, Inc.	CN(9)(10)(12)	Telecommunications	L+4.50%	1.00%	4/29/2022	1,542	1,556	1,527	3.3%
Moxie Liberty LLC	(12)	Utilities: Electric	L+6.50%	1.00%	8/21/2020	1,000	962	930	2.0%
Moxie Patriot LLC	(12)	Utilities: Electric	L+5.75%	1.00%	12/19/2020	650	621	601	1.3%
National Technical Systems, Inc.	(12)	Aerospace & Defense	L+6.00%	1.00%	6/12/2021	4,225	4,175	4,184	9.0%
National Technical Systems, Inc. (Delayed Draw)	(7)	Aerospace & Defense	L+6.00%	1.00%	6/14/2021	765	—	(7)	—%
Noranda Aluminum Acquisition Corp	(12)	Metals & Mining	L+4.50%	1.25%	2/28/2019	1,558	1,463	806	1.7%
P.F. Changs China Bistro, Inc.	(12)	Beverage, Food & Tobacco	L+3.25%	1.00%	7/2/2019	1,902	1,890	1,817	3.9%
Panda Hummel LLC	(12)	Utilities: Electric	L+6.00%	1.00%	10/27/2022	2,700	2,594	2,551	5.5%
Ryan LLC	(12)	Services: Business	L+5.75%	1.00%	8/7/2020	2,243	2,210	2,184	4.7%
Taxware, LLC	(12	Technology	L+6.50%	1.00%	4/1/2022	4,278	4,239	4,326	9.3%
TIBCO Software Inc	(12)	Technology	L+5.50%	1.00%	12/4/2020	1,731	1,740	1,578	3.4%
ZEP Inc.	(12)	Chemicals, Plastics & Rubber	L+4.75%	1.00%	6/27/2022	1,496	1,489	1,492	3.2%
Sub Total Senior Secured Loan - First Lien						58,696	$56,962	$55,395	118.6%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost(6)	Fair Value	% of Net Assets

Senior Secured Loans - Second Lien - 21.8%
Atkore International	(11)(12)	Metals & Mining	L+6.75%	1.00%	10/9/2021	3,925	3,442	3,439	7.4%
Genoa Healthcare	(12)	Healthcare & Pharmaceuticals	L+7.75%	1.00%	4/28/2023	500	495	470	1.0%
ProQuest LLC	(11)	Media: Broadcasting & Subscription	L+9.00%	1.00%	12/15/2022	1,600	1,568	1,576	3.4%
TransFirst Holdings Inc.	(12)	Technology	L+8.00%	1.00%	11/11/2022	4,770	4,712	4,687	10.0%
Sub Total Senior Secured Loans - Second Lien						10,795	$10,217	$10,172	21.8%

Senior Secured Bonds - 20.4%
Breitburn Energy Partners LP	(10)(12)	Energy: Oil & Gas	9.25%		5/18/2020	3,250	3,164	1,966	4.2%
Epicor Software Corp.	(12)	Technology	L+8.25%	1.00%	6/1/2023	5,000	4,856	4,861	10.4%
SandRidge Energy, Inc.	(10)(12)	Energy: Oil & Gas	8.75%		6/1/2020	1,000	1,000	304	0.7%
Terraform Global Operating LLC	(10)(12)	Utilities: Electric	9.75%		8/15/2022	3,000	2,876	2,392	5.1%
Sub Total Senior Secured Bonds						12,250	$11,896	$9,523	20.4%

Subordinated Debt - 5.7%
StandardAero	(12)	Aerospace & Defense	10.00%		7/15/2023	1,000	987	993	2.1%
TIBCO Software Inc	(11)(12)	Technology	11.38%		12/1/2021	2,000	2,004	1,672	3.6%
Sub Total Subordinated Debt						3,000	$2,991	$2,665	5.7%

Equity / Other - 1.0%
Breitburn Energy Partners LP - Series B Preferred Units	(8)(10)	Energy: Oil & Gas	8.00%			246	1,848	471	1.0%
Sub Total Equity / Other						246	$1,848	$471	1.0%
TOTAL INVESTMENTS - 167.5%	(13)						$83,914	$78,226	167.5%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

_______________________

(1)	Security may be an obligation of one or more entities affiliated with the named portfolio company.

(2)	All debt and equity investments are income producing unless otherwise noted.

(3)
All investments are non-controlled/non-affiliated investments as defined by the 1940 Act; non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(4)
The periodic interest rate for all floating rate loans is indexed to LIBOR (denoted as "L"). Pursuant to the terms of the underlying credit agreements, the base interest rates typically reset annually, semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these floating rate loans, the Consolidated Schedule of Investments presents the applicable margin over LIBOR based on each respective credit agreement. The base interest rate floor (e.g. 1.00%) for each floating rate loan indexed to LIBOR exceeded all of the relevant LIBOR indices as of the most recent interest rate reset date. As of December 31, 2015, LIBO rates ranged between 0.430% for 1-month LIBOR to 1.178% for 12-month LIBOR.

(5)	The principal amount (par amount) for all debt securities is denominated in thousands of U.S. dollars. Equity investments are recorded as number of shares owned.

(6)	Cost represents amortized cost for debt securities, and cost plus capitalized PIK for the preferred stock; currency amounts are presented in thousands.

(7)	The investment is a delayed draw loan whereby some or all of the investment commitment is undrawn as of December 31, 2015 (see Note 7. Commitments and Contingencies).

(8)
The preferred stock investment contains a PIK provision, whereby the security issuer has the option to pay preferred dividends with the issuance of additional identical securities in the initial three year period after issuance. All dividend payments in the current period have been paid with the issuance of additional shares of preferred stock.

(9)	A portfolio company domiciled in a foreign country. The regulatory jurisdiction of security issuance may be a different country than the domicile of the portfolio company.

(10)
The investment is not a qualifying asset as defined in Section 55(a) of the 1940 Act. As of December 31, 2015, 89% of total assets represented qualifying assets. Under the 1940 Act we may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

(11)	Investment position or portion thereof unsettled as of December 31, 2015.

(12)	Security or portion thereof was held within Hamilton and was pledged as collateral supporting the amounts outstanding under Hamilton Credit Facility as of December 31, 2015; (see Note 6. Borrowings).

(13)
As of December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0.2 million; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5.9 million; the net unrealized depreciation was $5.7 million, the aggregate cost of securities for Federal income tax purposes was $83.9 million.

Abbreviations:
CN = Canada
LIBOR (L) = London Interbank Offered Rate
PIK = Payment-In-Kind

See Unaudited Notes to Consolidated Financial Statements.

Notes to Financial Statements (Unaudited)

CAREY CREDIT INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
Note 1. Principal Business and Organization
Carey Credit Income Fund (the “Master Fund”) was formed as a Delaware statutory trust on September 5, 2014. The Master Fund's investment objectives are to provide its shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation by investing primarily in privately-negotiated loans to private middle market U.S. companies. On April 1, 2015, the Master Fund elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Master Fund commenced investment operations on April 2, 2015.
The Master Fund is externally managed by Carey Credit Advisors, LLC (the "Advisor"), an affiliate of W. P. Carey Inc. ("WPC"), and Guggenheim Partners Investment Management, LLC ("GPIM") (collectively the "Advisors"), which are responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments and ongoing monitoring of the Master Fund’s investment portfolio. Both Advisors are registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”). The Advisor also provides the administrative services necessary for the operation of the Master Fund.
The Master Fund serves as the master fund in a master/feeder fund structure. The Master Fund issues its common stock ("Common Shares" or "Shares") to one or more affiliated feeder funds in a continuous series of private placement transactions.
As of June 30, 2016, the Master Fund had one wholly owned subsidiary, Hamilton Finance LLC ("Hamilton"), a special purpose financing subsidiary organized for the purpose of arranging secured debt financing, entering into credit agreements, and borrowing money to invest in portfolio companies.
Note 2. Significant Accounting Policies
Basis of Presentation
Management has determined that the Master Fund meets the definition of an investment company and adheres to the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies ("ASC Topic 946").
The Master Fund's interim consolidated financial statements have been prepared pursuant to the requirements for reporting on Form 10-Q and the disclosure requirements as stipulated in Articles 6 and 10 of Regulation S-X, and therefore do not necessarily include all information and notes necessary for a fair statement of financial position and results of operations in accordance with accounting principles generally accepted in the U.S. ("GAAP"). In the opinion of management, the unaudited consolidated financial information for the interim period presented in this Report reflects all normal and recurring adjustments necessary for a fair statement of financial position and results from operations. Operating results for interim periods are not necessarily indicative of operating results for an entire year.
Principles of Consolidation
As provided under ASC Topic 946, the Master Fund will generally not consolidate its investment in a company other than an investment company or an operating company whose business consists of providing substantially all of its services to the benefit of the Master Fund. Accordingly, the Master Fund consolidated the results of its wholly-owned subsidiary in its consolidated financial statements. All intercompany balances and transactions have been eliminated.
Reclassifications
Certain prior period amounts have been reclassified to conform to the current presentation with no effect on our financial condition, results of operations or cash flows.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities as of the date of the financial statements, (ii) the reported amounts of income and expenses during the reported period, and (iii) disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ materially from those estimates under different assumptions and conditions.
Cash
Cash consists of demand deposits held at a major U.S. financial institution and the amount recorded on the consolidated statements of assets and liabilities exceeds the Federal Deposit Insurance Corporation insured limit. Management believes the credit risk related to its demand deposits is minimal.
Restricted Cash
Restricted cash consists of demand deposits held at a major U.S. financial institution on behalf of Hamilton. Hamilton may be restricted in the distribution of cash to the Master Fund, as governed by the terms of the Hamilton Credit Facility (see Note 6. Borrowings).

Notes to Consolidated Financial Statements (Unaudited)

Valuation of Investments
The Master Fund measures the value of its investments in accordance with ASC Topic 820, Fair Value Measurement (“ASC Topic 820”), issued by the FASB. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the Master Fund considers its principal market to be the market that has the greatest volume and level of activity.
ASC Topic 820 defines hierarchical levels directly related to the amount of subjectivity associated with the inputs used to determine fair values of assets and liabilities. The hierarchical levels and types of inputs used to measure fair value for each level are described as follows:
Level 1 - Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short-term investment funds, and foreign currency are generally included in Level 1. The Master Fund does not adjust the quoted price for these investments.
Level 2 - Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from multiple dealers or brokers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans.
Level 3 - Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are illiquid corporate bonds and loans and preferred stock investments that lack observable market pricing.
In certain cases, the inputs used to measure fair value may fall within different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Depending on the relative liquidity in the markets for certain investments, the Master Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are severely limited, or not available, or otherwise not reliable. The Master Fund’s assessment of the significance of a particular input to the fair value measurement requires judgment, and the consideration of factors specific to the investment.
Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers, or market makers. With respect to the Master Fund’s portfolio investments for which market quotations are not readily available, the Master Fund’s Board of Trustees is responsible for determining in good faith the fair value of the Master Fund’s portfolio investments in accordance with the valuation policy and procedures approved by the Board of Trustees, based on, among other things, the input of the Master Fund’s Advisors and management, its audit committee, and independent third-party valuation firms. The Master Fund and the Board of Trustees conduct their fair value determination process on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required.
The valuation techniques used by the Master Fund for the assets that are classified as Level 3 in the fair value hierarchy are described below.
Senior Debt and Subordinated Debt: Senior debt and subordinated debt investments are valued at initial transaction price and are subsequently valued using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) enterprise value coverage analysis, and/or (iii) valuation models. Valuation models may be based on investment yield analysis and discounted cash flow techniques, where the key inputs include risk-adjusted discount rates and required rates of return, based on the analysis of similar debt investments issued by similar issuers.
Equity/Other Investments: Equity/other investments are valued at initial transaction price and are subsequently valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) market and income (discounted cash flow) approaches, in which various internal and external factors are considered, and (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA") multiples analysis. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and investment terminal values derived from EBITDA multiples. An illiquidity discount may be applied where appropriate.

Notes to Consolidated Financial Statements (Unaudited)

The Master Fund utilizes several valuation techniques that use unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. The valuation techniques, as well as the key unobservable inputs that have a significant impact on the Master Fund’s investments classified and valued as Level 3 in the valuation hierarchy, are described in Note 4. Fair Value of Financial Instruments. The unobservable inputs and assumptions may differ by asset and in the application of the Master Fund’s valuation methodologies. The reported fair value estimates could vary materially if the Master Fund had chosen to incorporate different unobservable pricing inputs and assumptions.
The determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of investments may differ materially from the values that would have been determined had a readily available market value existed for such investments. Further, such investments are generally less liquid than publicly traded securities. If the Master Fund was required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, the Master Fund could realize significantly less value than the value recorded by the Master Fund.
Security Transactions and Realized/Unrealized Gains or Losses
    Investments purchased on a secondary market basis are recorded on the trade date. Loan originations are recorded on the funding date. The Master Fund measures realized gains or losses from the repayment or sale of investments using the specific lot identification method. Realized gains or losses are measured by the difference between (i) the net proceeds from the repayment or sale and (ii) the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily measure the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. The amortized cost basis of investments includes (i) the original cost, net of original issue discount and loan origination fees, if any, and (ii) adjustments for the accretion/amortization of market discounts and premiums. The Master Fund reports changes in fair value of investments as net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.
Interest Income
Interest income is recorded on an accrual basis and includes amortization of premiums to par value and accretion of discounts to par value. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Loan origination, closing, and other fees received by the Master Fund directly or indirectly from borrowers in connection with the closing of investments are accreted over the contractual life of the debt investment as interest income based on the effective interest method.
Certain of the Master Fund’s investments in debt securities may contain a contractual payment-in-kind (“PIK”) interest provision. The PIK provisions generally feature the obligation or the option at each interest payment date of making interest payments in (i) cash, (ii) additional securities or (iii) a combination of cash and additional securities. PIK interest, computed at the contractual rate specified in the investment’s credit agreement, is accrued as interest income and recorded as interest receivable up to the interest payment date. On the interest payment date, the Master Fund will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. When additional PIK securities are received on the interest payment date, they typically have the same terms, including maturity dates and interest rates, as the original securities issued. PIK interest generally becomes due on the investment's maturity date or call date.
If the portfolio company's valuation indicates the value of the PIK security is not sufficient to cover the contractual PIK interest, the Master Fund will not accrue additional PIK interest income and will record an allowance for any accrued PIK interest receivable as a reduction of interest income in the period the Master Fund determines it is not collectible.
Debt securities are placed on non-accrual status when principal or interest payments are at least 90 days past due or when there is reasonable doubt that principal or interest will be collected. Generally, accrued interest is reversed against interest income when a debt security is placed on non-accrual status. Interest payments received on debt securities on non-accrual status may be recognized as interest income or applied to principal based on management’s judgment. Debt securities on non-accrual status are restored to accrual status when past due principal and interest are paid and, in management’s judgment, such securities are likely to remain current on interest payment obligations. The Master Fund may make exceptions to this treatment if the debt security has sufficient collateral value and is in the process of collection.
Dividend Income
Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) equity investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Master Fund will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the equity investment.

Notes to Consolidated Financial Statements (Unaudited)

Fee Income
The Advisors, or their affiliates, may provide financial advisory services to portfolio companies and in return may receive fees for capital structuring services. The Advisors are obligated to remit to the Master Fund any earned capital structuring fees based on the pro rata portion of the Master Fund’s investment in their originated co-investment transactions. These fees are generally non-recurring and are recognized as fee income by the Master Fund upon the earlier of the investment commitment date or investment closing date. The Master Fund may also receive fees for investment commitments, amendments to credit agreements, and other services rendered to portfolio companies. Such fees are recognized as fee income when earned or when the services are rendered.
Management Fees
The Master Fund incurs (i) a base management fee (recorded as an investment advisory fee) and (ii) a performance-based incentive fee which includes (a) an incentive fee on income and (b) an incentive fee on capital gains, due to its Advisors pursuant to an investment advisory agreement described in Note 5. Related Party Agreements and Transactions. The two components of performance-based incentive fees will be combined and expensed in the consolidated statements of operations and accrued in the consolidated statements of assets and liabilities as accrued performance-based incentive fee. Pursuant to the terms of the investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) based on the Master Fund’s realized capital gains on a cumulative basis from inception, net of all realized capital losses and unrealized depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Although the terms of the investment advisory agreement do not provide for the inclusion of unrealized gains in the calculation of the incentive fee on capital gains, the Master Fund includes unrealized gains in the calculation of the incentive fee on capital gains in accordance with GAAP. Therefore the accrued amount, if any, represents an estimate of the incentive fees that may be payable to the Advisors if the Master Fund’s entire investment portfolio was liquidated at its fair value as of the date of the consolidated statements of assets and liabilities, even though the Advisors are not entitled to any incentive fee based on unrealized gains unless and until such unrealized gains are actually realized.
Deferred Financing Costs
Deferred financing costs represent fees and other direct incremental costs incurred in connection with the arrangement of the Master Fund's borrowings. These costs are presented in the consolidated statements of assets and liabilities as a direct deduction of the debt liability to which the costs pertain. These costs are amortized using the effective interest method and are included in interest expense in the consolidated statements of operations over the life of the borrowings.
Organization and Offering Expenses
Organization expenses are expensed on the Master Fund's consolidated statements of operations. Continuous offering expenses will be capitalized on the Master Fund's consolidated statements of assets and liabilities as deferred offering expenses and expensed to the Master Fund's consolidated statements of operations over a 12-month period.
Distributions
Distributions to the Master Fund's common shareholders are periodically declared by its Board of Trustees and recognized as a liability on the record date.
Earnings per Common Share
Earnings per Common Share is calculated based upon the weighted average number of Common Shares outstanding during the reporting period.
Federal Income Taxes
The Master Fund intends to elect to be treated for federal income tax purposes, and thereafter intends to maintain its qualification, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes dividends in a timely manner out of assets legally available for distributions to its shareholders of an amount generally at least equal to 90% of its “Investment Company Taxable Income,” as defined in the Code. The Master Fund intends to distribute sufficient dividends to maintain its RIC status each year and it does not anticipate paying a material level of federal income taxes.
The Master Fund is generally subject to nondeductible federal excise taxes if it does not distribute dividends to its shareholders in respect of each calendar year of an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (i.e., capital gains in excess of capital losses), adjusted for certain ordinary losses, for the one-year period generally ending on October 31 of the calendar year and (iii) any net ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which the Master Fund paid no federal income tax. The Master Fund may, at its discretion, pay a 4% nondeductible federal excise tax on under-distribution of taxable ordinary income and capital gains.

Notes to Consolidated Financial Statements (Unaudited)

Note 3. Investments
The following two tables present the composition of the investment portfolio at amortized cost and fair value as of June 30, 2016 and December 31, 2015, respectively, with corresponding percentages of total portfolio investments at fair value and net assets (in thousands):

	June 30, 2016
	Investments at Amortized Cost	Investments at Fair Value	Percentage of Portfolio	Percentage of Net Assets
Senior secured loans - first lien	$110,895	$110,578	76.8%	112.6%
Senior secured loans - second lien	15,292	15,776	10.9	16.1
Senior secured bonds	15,641	13,279	9.2	13.5
Total senior debt	$141,828	$139,633	96.9%	142.2%
Subordinated debt	4,869	4,482	3.1	4.6
Equity / other	1,886	40	—	—
Total investments	$148,583	$144,155	100.0%	146.8%

	December 31, 2015
	Investments at Amortized Cost	Investments at Fair Value	Percentage of Portfolio	Percentage of Net Assets
Senior secured loans - first lien	$56,962	$55,395	70.8%	118.6%
Senior secured loans - second lien	10,217	10,172	13.0	21.8
Senior secured bonds	11,896	9,523	12.2	20.4
Total senior debt	$79,075	$75,090	96.0%	160.8%
Subordinated debt	2,991	2,665	3.4	5.7
Equity / other	1,848	471	0.6	1.0
Total investments	$83,914	$78,226	100.0%	167.5%
As of June 30, 2016, approximately 9.3% of the investment portfolio measured at amortized cost and 9.5% of the investment portfolio measured at fair value were invested in portfolio companies with foreign domiciles, specifically Australia, Canada and Luxembourg. As of December 31, 2015, approximately 1.9% of the investment portfolio measured at amortized cost and 2.0% of the investment portfolio measured at fair value were invested in a Canadian portfolio company.
As of June 30, 2016, debt investments on non-accrual status represented 2.8% and 1.3% of total investments on an amortized cost basis and fair value basis, respectively.

Notes to Consolidated Financial Statements (Unaudited)

The following table presents the composition of the investment portfolio by industry classifications at amortized cost and fair value as of June 30, 2016 and December 31, 2015, respectively, with corresponding percentages of total portfolio investments at fair value (in thousands):

	June 30, 2016			December 31, 2015
Industry Classification	Investments at Amortized Cost	Investments at Fair Value	Percentage of Portfolio	Investments at Amortized Cost	Investments at Fair Value	Percentage of Portfolio
Technology	$23,720	$23,407	16.2%	$17,549	$17,125	21.8%
Construction & Building	15,836	16,056	11.1	—	—	—
Retail	13,435	13,058	9.1	6,178	6,171	7.9
Beverage, Food & Tobacco	12,424	12,372	8.6	1,890	1,817	2.3
Banking, Finance, Insurance & Real Estate(1)	8,958	9,043	6.3	7,384	7,234	9.2
Containers, Packaging & Glass	8,363	8,516	6.0	213	215	0.3
Automotive	7,820	7,822	5.4	2,943	2,944	3.8
Utilities: Electric	7,071	6,917	4.8	7,053	6,475	8.3
Healthcare & Pharmaceuticals	6,624	6,722	4.7	495	470	0.6
Aerospace & Defense	6,669	6,604	4.6	10,079	10,131	13.0
Chemicals, Plastics & Rubber	6,334	6,395	4.4	1,489	1,493	1.9
Consumer Goods: Non-Durable	6,109	6,138	4.3	4,902	4,909	6.3
Services: Consumer	4,803	4,775	3.3	—	—	—
Metals & Mining	4,584	4,685	3.2	4,905	4,245	5.4
Services: Business	4,739	4,661	3.2	4,836	4,453	5.7
Media: Advertising, Printing & Publishing	3,485	3,519	2.4	—	—	—
Energy: Oil & Gas	6,039	1,913	1.3	6,012	2,741	3.5
Media: Broadcasting & Subscription	1,570	1,552	1.1	1,568	1,576	2.0
Telecommunications	—	—	—	6,418	6,227	8.0
Total	$148,583	$144,155	100.0%	$83,914	$78,226	100.0%
______________

(1)	Portfolio companies may include insurance brokers that are not classified as insurance companies.

Notes to Consolidated Financial Statements (Unaudited)

Note 4. Fair Value of Financial Instruments
The following table presents the segmentation of the investment portfolio, as of June 30, 2016 according to the fair value hierarchy as described in Note 2. Significant Accounting Policies (in thousands):

	June 30, 2016
	Level 1	Level 2	Level 3	Total
Senior secured loans - first lien	$—	$82,995	$27,583	$110,578
Senior secured loans - second lien	—	15,776	—	15,776
Senior secured bonds	—	7,021	6,258	13,279
Total senior debt	—	105,792	33,841	139,633
Subordinated debt	—	4,482	—	4,482
Equity / other	—	—	40	40
Total	$—	$110,274	$33,881	$144,155
Percentage	—%	76.5%	23.5%	100.0%
The following table presents the segmentation of the investment portfolio, as of December 31, 2015 according to the fair value hierarchy as described in Note 2. Significant Accounting Policies (in thousands):

	December 31, 2015
	Level 1	Level 2	Level 3	Total
Senior secured loans - first lien	$—	$34,195	$21,200	$55,395
Senior secured loans - second lien	—	8,596	1,576	10,172
Senior secured bonds	—	2,696	6,827	9,523
Total senior debt	—	45,487	29,603	75,090
Subordinated debt	—	2,665	—	2,665
Equity / other	—	—	471	471
Total	$—	$48,152	$30,074	$78,226
Percentage	—%	61.6%	38.4%	100.0%

Notes to Consolidated Financial Statements (Unaudited)

Significant Level 3 Unobservable Inputs
The following table provides quantitative information related to the significant Level 3 unobservable inputs associated with the determination of fair value for certain investments as of June 30, 2016 (dollars in thousands):

June 30, 2016
Asset Category	No. of Investment Positions	Fair Value(1)	Valuation Techniques (2)	Unobservable Inputs	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input (4)
Senior secured loans - first lien	10	$27,583	Market comparables	EBITDA multiple	10.8x	Increase
			Market comparables	Market yield (%)	6.5% - 7.5% (7.0%)	Decrease
			Cost(1)	Cost(1)	96.00 - 98.00 (97.85)	Increase
Senior secured bonds	2	$6,258	Market quotations(5)	Broker quote	45.00	Increase
			Market comparables	Market yield (%)	10.10%	Decrease
Equity / other	1	$40	Market and income approach	Company specific risk premium	515.6%	Decrease
			Option valuation model	Volatility	163.18%	Increase
Total	13	$33,881
______________

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(2)
For the assets and investments that have more than one valuation technique, the Master Fund may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0-100%.

(3)	A range is not provided when there is only one investment within the classification; weighted average amounts are based on the estimated fair values.

(4)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

(5)
The Master Fund generally uses prices provided by an independent pricing service, or directly from an independent broker, which are non-binding indicative prices on or near the valuation date as the primary basis for the fair valuation determinations for quoted senior secured bonds and loans. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by the Advisors in conjunction with additional information compiled by them, including financial performance, recent business developments and various other factors.

In addition to the Level 3 valuation methodologies and unobservable inputs noted above, the Master Fund, in accordance with its valuation policy, may also use other valuation techniques and methodologies when determining the fair value estimates for its investments.

Notes to Consolidated Financial Statements (Unaudited)

The following table provides quantitative information related to the significant Level 3 unobservable inputs associated with the determination of fair value for certain investments as of December 31, 2015 (dollars in thousands):

December 31, 2015
Asset Category	No. of Investment Positions	Fair Value(1)	Valuation Techniques (2)	Unobservable Inputs	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input (4)
Senior secured loans - first lien	7	$21,200	Market comparables	EBITDA multiple	10.6x - 15.8x (12.7x)	Increase
			Prepayment probability analysis	Probability weighting of alternative outcomes	20% - 50%	Increase
Senior secured loans - second lien	1	$1,576	Market quotations (5)	Broker quote	98.50	Increase
Senior secured bonds	2	$6,827	Market quotations (5)	Broker quote	60.50	Increase
			Market comparables	EBITDA multiple	12.4x	Increase
Equity / other	1	$471	Market and income approach	Company specific risk premium	40.80%	Decrease
			Option valuation model	Volatility	133.00%	Increase
Total	11	$30,074
______________

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(2)
For the assets and investments that have more than one valuation technique, the Master Fund may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0-100%.

(3)	A range is not provided when there is only one investment within the classification; weighted average amounts are based on the estimated fair values.

(4)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

(5)
The Master Fund generally uses prices provided by an independent pricing service, or directly from an independent broker, which are non-binding indicative prices on or near the valuation date as the primary basis for the fair valuation determinations for quoted senior secured bonds and loans. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by the Advisors in conjunction with additional information compiled by them, including financial performance, recent business developments and various other factors.

Notes to Consolidated Financial Statements (Unaudited)

The following tables present a roll-forward in the fair value changes for all investments for which the Master Fund determines fair value using Level 3 unobservable inputs for the three and six months ended June 30, 2016 (in thousands):

	Three Months Ended June 30, 2016
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Equity / Other	Total
Balance as of April 1, 2016	$21,952	$—	$6,000	$—	$654	$28,606
Additions	10,538	—	—	—	—	10,538
Net realized gains (1)	53	—	—	—	—	53
Net change in unrealized appreciation (depreciation) on investments (2)	27	—	269	—	(614)	(318)
Sales or repayments (3)	(5,005)	—	—	—	—	(5,005)
Net discount accretion	18	—	(11)	—	—	7
Fair value balance as of June 30, 2016	$27,583	$—	$6,258	$—	$40	$33,881
Change in net unrealized appreciation (depreciation) on investments held as of June 30, 2016	$70	$—	$269	$—	$(614)	$(275)

	Six Months Ended June 30, 2016
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Equity / Other	Total
Balance as of January 1, 2016	$21,200	$1,576	$6,827	$—	$471	$30,074
Additions (4)	10,852	—	—	—	37	10,889
Net realized gains (1)	179	—	—	—	—	179
Net change in unrealized appreciation (depreciation) on investments (2)	(211)	—	(566)	—	(468)	(1,245)
Sales or repayments (3)	(9,432)	—	—	—	—	(9,432)
Net discount accretion	32	—	(3)	—	—	29
Transfers out of Level 3 (5)	—	(1,576)	—	—	—	(1,576)
Transfers into Level 3 (5)	4,963	—	—	—	—	4,963
Fair value balance as of June 30, 2016	$27,583	$—	$6,258	$—	$40	$33,881
Change in net unrealized appreciation (depreciation) on investments held as of June 30, 2016	$(78)	$—	$(566)	$—	$(468)	$(1,112)
______________

(1)	Included in net realized gain from investments in the consolidated statements of operations.

(2)	Included in net change in unrealized appreciation on investments in the consolidated statements of operations.

(3)	Includes principal payments/paydowns on debt investments and proceeds from sales of investments.

(4)	Includes increases in the cost basis of investments resulting from new and incremental portfolio investments, including the capitalization of PIK dividend income.

(5)
The Master Fund transfers investments in and out of Level 1, 2 and 3 securities at the value of the investment as of the beginning of the period based on changes in the use of observable inputs utilized to perform the valuation for the period.

Notes to Consolidated Financial Statements (Unaudited)

The following table presents a roll-forward in the fair value changes for all investments for which the Master Fund determines fair value using Level 3 unobservable inputs for the three and six months ended June 30, 2015 (in thousands):

	Three and Six Months Ended June 30, 2015
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Equity / Other	Total
Balance as of January 1, 2015 and April 1, 2015	$—	$—	$—	$—	$—	$—
Additions (1)	13,364	—	8,003	987	1,776	24,130
Net change in unrealized appreciation (depreciation) on investments (2)	1	—	288	11	—	300
Net discount accretion	3	—	4	—	—	7
Fair value balance as of June 30, 2015	$13,368	$—	$8,295	$998	$1,776	$24,437
Change in net unrealized appreciation (depreciation) on investments held as of June 30, 2015	$1	$—	$288	$11	$—	$300
______________

(1)	Includes increases in the cost basis of investments resulting from new and incremental portfolio investments, including the capitalization of PIK dividend income.

(2)	Included in net change in unrealized appreciation on investments in the consolidated statements of operations.
There were no transfers between any combination of Level 1, Level 2 and Level 3 during the three and six months ended June 30, 2015.
Financial Instruments Disclosed, But Not Carried, At Fair Value
The carrying value of credit facility payable approximates its fair value and it is considered to be classified as a Level 3 liability in the fair value hierarchy.
Note 5. Related Party Agreements and Transactions
The Advisor, its affiliates, and/or GPIM may receive, as applicable, compensation for (i) investment advisory services, (ii) reimbursement of expenses in connection with investment advisory activities, administrative services and organizing the Master Fund, (iii) capital markets services in connection with the raising of equity capital for feeder funds affiliated with the Master Fund, and (iv) lending capital to the Master Fund.
All of the Master Fund’s executive officers, except its chief executive officer and chief compliance officer, also serve as executive officers of the Advisor. Its chief executive officer also serves as chief executive officer of WPC, the Advisor's ultimate parent.
Related Party Capital Contributions and Ownership of Common Shares
On December 19, 2014, the Master Fund entered into a capital contribution agreement for the sale of 2,777,778 Common Shares to the Advisor for consideration of $25.0 million. The Advisor periodically receives distributions in connection with its ownership of Common Shares.
The Master Fund is also affiliated with Carey Credit Income Fund 2016 T ("CCIF 2016T") and Carey Credit Income Fund - I ("CCIF-I"), two feeder funds whose registration statements to issue $1 billion in feeder fund common shares became effective on July 24, 2015 and July 31, 2015, respectively. The membership of the Boards of Trustees for the Master Fund, CCIF 2016T, CCIF-I are identical. The feeder funds have invested, and intend to continue to invest, substantially all of the proceeds from their public offerings of their common shares in the acquisition of the Master Fund's Common Shares.
Investment Advisory Agreements and Compensation of the Advisors
On February 27, 2015, the Master Fund entered into (i) an investment advisory agreement (the "Investment Advisory Agreement") with the Advisor and (ii) an investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") with the Advisor and GPIM. Under the Investment Advisory Agreement, the Master Fund agreed to pay the Advisor an investment advisory fee consisting of two components: (i) a base management fee and (ii) a performance-based incentive fee. Under the Investment Sub-Advisory Agreement, the Advisor directly compensates GPIM for its investment sub-advisory services. In addition, the Advisors are entitled to reimbursement of certain expenses incurred on behalf of the Master Fund in connection with investment operations and investment transactions.

Notes to Consolidated Financial Statements (Unaudited)

Management Fee: The management fee (recorded as investment advisory fee) is calculated at the following annual rates based on the simple average of the Master Fund's gross assets at the end of the two most recently completed calendar months and is payable monthly in arrears:
Annual Rate for Management Fee
•2.000% on the portion of the Master Fund's gross assets below $1 billion;
•1.875% on the portion of the Master Fund's gross assets between $1 billion and $2 billion; and
•1.750% on the portion of the Master Fund's gross assets above $2 billion.
Performance-based Incentive Fee: The performance-based incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains.

(i)
The incentive fee on income is paid quarterly, if earned; it is computed as the sum of (A) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital, and (B) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital, and

(ii)
The incentive fee on capital gains is paid annually, if earned; it is equal to 20% of realized capital gains on a cumulative basis from inception, net of (A) all realized capital losses and unrealized depreciation on a cumulative basis from inception, and (B) the aggregate amount, if any, of previously paid incentive fees on capital gains.

All fees are computed in accordance with a detailed fee calculation methodology as approved by the Board of Trustees. On February 27, 2015, the Advisor permanently waived all investment advisory and performance-based incentive fees under the terms of the Investment Advisory Agreement through and including October 7, 2015.
Unless earlier terminated, the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will remain in effect for a period of two years from the date they first become effective and will remain in effect year to year thereafter if approved annually by a majority of the Master Fund's Independent Trustees and either the Master Fund's Board of Trustees or the holders of a majority of the Master Fund's outstanding voting securities.
Administrative Services Agreement
On February 27, 2015, the Master Fund entered into an administrative services agreement with the Advisor, and subsequently amended on August 10, 2015, (the "Administrative Services Agreement") whereby the Advisor agreed to provide administrative services to the Master Fund, including office facilities and equipment, and clerical, bookkeeping, and record-keeping services. More specifically, the Advisor, serving as the administrator, performs and oversees the Master Fund's required administrative services, which include financial and corporate record-keeping, preparing and disseminating the Master Fund's reports to its shareholders, and filing reports with the SEC. In addition, the Advisor assists in determining net asset value, oversees the preparation and filing of tax returns, oversees the payment of expenses and distributions, and oversees the performance of administrative and professional services rendered by others. For providing these services, facilities, and personnel, the Master Fund reimburses the Advisor for the allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administrative Services Agreement. Prior to October 7, 2015, the Master Fund had no obligation to reimburse the Advisor for any services or other expenses incurred directly by the Advisor or its affiliates, excluding any expenses of third-party service providers incurred by the Advisor or its affiliates on the Master Fund's behalf.
Unless earlier terminated, the Administrative Services Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect year to year thereafter if approved annually by a majority of the Master Fund's Board of Trustees and the Master Fund's Independent Trustees.
Organization and Offering Costs
On August 17, 2015, the Master Fund entered into an organization and offering expense reimbursement agreement (the "O&O Agreement") with the Advisor and GPIM. Under the O&O Agreement the Master Fund reimburses the Advisor and GPIM for costs incurred on the Master Fund's behalf, including, but not limited to, legal services, audit services, printer services, and the registration of securities under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The reimbursement of organization and offering expenses is conditional on the raise of equity capital from the sale of Master Fund's Common Shares. Any such reimbursements will not exceed actual expenses incurred by the Advisors, and the Advisors will be responsible for the payment of the Master Fund's cumulative organization and offering expenses to the extent they exceed 1.5% of the aggregate proceeds from the sale of the Master Fund's Common Shares, without recourse against or reimbursement by the Master Fund. The Advisors waived reimbursement in connection with equity capital raised during the months of November and December and the reimbursement waiver expired on December 31, 2015. As of June 30, 2016, the Advisors have incurred organization and offering costs on behalf of the Master Fund, net of any reimbursement received from the Master Fund, in the approximate amount of $0.1 million. Under the terms of the O&O Agreement, the Master Fund periodically reimburses the Advisors for organization and offering expenses they have incurred based on equity capital raised from Private Offerings.
Dealer Manager Agreement
On July 17, 2015, the Master Fund entered into an amended and restated dealer manager agreement (the "Dealer Manager Agreement") with Carey Financial, LLC, a Delaware limited liability company (the "Dealer Manager"), CCIF 2016T and CCIF-

Notes to Consolidated Financial Statements (Unaudited)

I. The Dealer Manager is an affiliate of the Advisor. Under the terms of the Dealer Manager Agreement, the Dealer Manager is to act on a best efforts basis as the exclusive dealer manager for (i) CCIF 2016T's and CCIF-I's public offerings of common shares and (ii) the public offering of common shares for future feeder funds affiliated with the Master Fund. Each feeder fund, not the Master Fund, is responsible for the compensation of the Dealer Manager pursuant to the terms of the Dealer Manager Agreement; therefore fees compensating the Dealer Manager are not presented in this report.
Summary of Related Party Transactions for the Three and Six Months Ended June 30, 2016 and June 30, 2015
The following table presents the related party fees, expenses, transactions and distributions on Common Shares for the three and six months ended June 30, 2016 and June 30, 2015 (in thousands):

		Three Months Ended June 30,		Six Months Ended June 30,
Related Party	Source Agreement & Description	2016	2015	2016	2015
Advisor	Investment Advisory Agreement - investment advisory fees, net of waivers(1)	$660	$—	$1,117	$—
Advisor	Administrative Services Agreement - expense reimbursement	$90	$—	$188	$—
Advisor	Shareholder of Common Shares - distributions	$—	$—	$129	$—
CCIF-I	Shareholder of Common Shares - distributions	$—	$—	$6	$—
CCIF 2016T	Shareholder of Common Shares - distributions	$—	$—	$87	$—
CCIF-I	Issuance of Common Shares	$6,565	$—	$7,542	$—
CCIF 2016T	Issuance of Common Shares	$30,082	$—	$42,715	$—
Advisor and GPIM	O&O Agreement - organization cost reimbursements	$206	$—	$228	$—
Trustee Fees	Amended and Restated Bylaws	$86	$—	$163	$—
WPC Holdco LLC	Promissory Notes - principal and interest	$—	$20,019	$—	$20,019
______________

(1)
No advisory fees were waived for the three and six months ended June 30, 2016. Waived investment advisory fees for the three and six months ended June 30, 2015 were $0.4 million and $0.5 million, respectively.

Indemnification
The Investment Advisory Agreement, Investment Sub-Advisory Agreement, and Administrative Services Agreement provide certain indemnifications to the Advisors, their directors, officers, persons associated with the Advisors, and their affiliates, including the administrator. In addition, the Master Fund's Declaration of Trust, as amended, provides certain indemnifications to its officers, trustees, agents, and certain other persons. As of June 30, 2016, management believes that the risk of incurring any losses for such indemnifications are remote.
Note 6. Borrowings
Hamilton Credit Facility
On December 17, 2015, Hamilton entered into a senior-secured term loan (the “Hamilton Credit Facility”) with JPMorgan Chase Bank, National Association, as administrative agent, each of the lenders from time to time party thereto, and U.S. Bank National Association as collateral agent, collateral administrator, and securities intermediary. The Hamilton Credit Facility provides for borrowings in an aggregate principal amount of $175.0 million on a committed basis with an overall four-year term and a three-year draw-down term; all loan advances and all accrued and unpaid interest thereunder will be due and payable on December 17, 2019. The interest rate is 3-month LIBOR+2.65% per annum and interest is payable quarterly in arrears. All investments owned by, and all cash on hand with, Hamilton are held as collateral for the Hamilton Credit Facility. As of June 30, 2016 Hamilton was in compliance with all material terms and covenants related to the Hamilton Credit Facility. Hamilton incurred certain customary costs and expenses in connection with obtaining the Hamilton Credit Facility, and the loan agreement provides for conditional undrawn fees and unused commitment fees.
During the period between June 17, 2016 and September 16, 2016, Hamilton is subject to an undrawn fee of 265 basis points per annum on the amount, if any, of i) $100 million less ii) the outstanding loan amount.  Beginning on September 17, 2016 and ending December 16, 2018, Hamilton is subject to an undrawn fee of 265 basis points per annum on the amount, if any, of i) $150 million less ii) the outstanding loan amount. In the period commencing September 17, 2016 and ending December 17, 2018,

Notes to Consolidated Financial Statements (Unaudited)

Hamilton will be obligated to pay an annual unused commitment fee of 100 basis points on the difference, if any, between $175 million and the greater of i) the outstanding loan amount and ii) $150 million.
Hamilton's borrowings as of June 30, 2016 and December 31, 2015 were as follows (in thousands):

	Hamilton Credit Facility - Borrowing Summary
As of	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Interest Rate (2)	Maturity Date	Maturity Term
June 30, 2016	$175,000	$59,000	$57,270	3.30%	12/17/19	3.5	years
December 31, 2015	$175,000	$39,000	$37,038	3.18%	12/17/19	4.0	years
______________________

(1)	Carrying value is equal to outstanding principal amount net of unamortized financing costs.

(2)
Interest rate as of the end of the reporting period (3-month LIBOR+2.65%) and the base interest rate (i.e. 3-month LIBOR) is subject to quarterly changes. Interest rate is calculated as a the weighted average interest rates of all tranches currently outstanding. Interest rate does not include the amortization of upfront fees and expenses that were incurred in connection with the Hamilton Credit Facility.

Note 7. Commitments and Contingencies
Unfunded commitments to provide funds to portfolio companies are not recorded in the Master Fund’s consolidated statements of assets and liabilities. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent a future cash requirement. As of June 30, 2016 and December 31, 2015, the Master Fund’s unfunded commitments consisted of the following (in thousands):

Category / Portfolio Company (1)	June 30, 2016	December 31, 2015
Unfunded Delayed Draw Loans:
Chefs' Warehouse (Delayed Draw)	$507	$—
National Technical Systems, Inc (Delayed Draw)	765	765
Noranda Aluminum Acquisition Corp (DIP)	52	—
Pet Holdings ULC (Delayed Draw)	500	—
Subtotal Unfunded Delayed Draw Loans	1,824	765
Other Unfunded Commitments
Mitel Networks Corporation	5,000	—
Total Unfunded Commitments	$6,824	$765
______________________

(1)	May be commitments to one or more entities affiliated with the named portfolio company.
As of June 30, 2016, the Master Fund’s unfunded commitments have decreased in fair value by less than $0.1 million which is recorded on the consolidated schedule of investments and included in investments at fair value on the consolidated statements of assets and liabilities. The Master Fund and Hamilton have sufficient liquidity to fund these commitments should the funding requirement occur.
Note 8. Earnings Per Common Share
The following information sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations (i.e., earnings per Common Share) for the three and six months ended June 30, 2016 and June 30, 2015 (in thousands, except share and per share data):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net increase in net assets resulting from operations	$1,793	$342	$1,568	$327
Basic and diluted weighted average Common Shares outstanding	9,853,170	5,555,556	8,123,296	5,555,556
Earnings per Common Share - basic and diluted (1)	$0.18	$0.06	$0.19	$0.06
______________

(1)	Earnings per Common Share, both basic and diluted, were equivalent during the period because there were no Common Share equivalents outstanding during the period.
Note 9. Financial Highlights
The following per Common Share data and financial ratios have been derived from information provided in the consolidated financial statements. The following is a schedule of financial highlights during the six months ended June 30, 2016 and June 30, 2015 (in thousands, except share and per share amounts):

	Six Months Ended June 30,
	2016	2015
PER COMMON SHARE OPERATING PERFORMANCE (1)
Net asset value, beginning of period	$8.00	$9.00
Net investment income	0.04	0.02
Net realized gain from investments (2)	—	—
Net unrealized gains (3)	0.09	0.04
Net increase resulting from operations	0.13	0.06
Distributions to Common Shareholders
Distributions from net investment income (4)	(0.04)	—
Distributions in excess of net investment income	(0.01)	—
Net decrease resulting from distributions	(0.05)	—
Net asset value, end of period	$8.08	$9.06

INVESTMENT RETURNS
Total investment return (5)	1.64%	0.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	$98,179	$50,327
Average net assets (6)	$65,721	$50,034
Common Shares outstanding, end of period	12,149,704	5,555,556
Weighted average Common Shares outstanding	8,123,296	5,555,556

Ratios-to-average net assets: (6)
Net investment income	0.46%	0.26%
Total expenses (excluding investment advisory fee waiver)	5.12%	1.73%
Effect of investment advisory fee waiver	—%	(0.97)%
Net expenses	5.12%	0.76%

Average outstanding borrowings (6)	$41,857	$5,000
Portfolio turnover rate (6)(7)	23.62%	0.61%
Asset coverage ratio (8)	2.67	3.52

Notes to Consolidated Financial Statements (Unaudited)

Note 9: Financial Highlights (continued)

(1)	The per Common Share data was derived by using the weighted average Common Shares outstanding during the period.

(2)	Amounts pertaining to realized gains were rounded to zero.

(3)
The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a Common Share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Master Fund’s Common Shares in relation to fluctuating market values for the portfolio.

(4)
The per Common Share data for distributions is the actual amount of distributions paid or payable per Common Share outstanding during the entire period; distributions per Common Share are rounded to the nearest $0.01.

(5)
Total investment return is a measure of total return for shareholders, assuming the purchase of the Master Fund’s Common Share at the beginning of the period and the reinvestment of all distributions declared during the period. More specifically, total investment return is based on (i) the purchase of one Common Share at net asset value on the first day of the period, (ii) the sale at the net asset value per Common Share on the last day of the period, of (A) one Common Share plus (B) any fractional Common Shares issued in connection with the reinvestment of distributions, and (iii) distributions payable relating to one Common Share, if any, on the last day of the period. The total investment return calculation assumes that cash distributions are reinvested concurrent with the issuance of Common Shares at the most recent transaction price on or prior to each distribution payment date. Since there is no public market for the Master Fund’s Common Shares, then the terminal sales price per Common Share is assumed to be equal to net asset value per Common Share on the last day of the period. Total investment return is not annualized. The Master Fund’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results.

(6)
The computation of average net assets, average outstanding borrowings, and average value of portfolio securities during the period is based on averaging the amount on the first day of the first month of the period and the last day of each month during the period. Ratios-to-average net assets are not annualized.

(7)
Portfolio turnover is calculated as the lesser of (i) purchases of portfolio securities or (ii) sales of portfolio securities divided by the monthly average of the value of portfolio securities owned by the Master Fund during the fiscal year.

(8)
Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) total senior securities issued at the end of the period, divided by (ii) total senior securities at the end of the period.

Note 10. Distributions
The following table summarizes the distributions that the Master Fund paid on its Common Shares during the three and six months ended June 30, 2016 (in thousands, except per Share amounts):

Record Date	Payment Date	Distribution Amount Per Common Share	Cash Distribution
March 28, 2016	March 29, 2016	$0.046	$350
Note 11. Subsequent Events
The Master Fund had issued 1,864,989 Common Shares subsequent to June 30, 2016 through and including August 5, 2016, resulting in a $15.3 million increase in equity capital.
On July 29, 2016, the Company filed a tender offer statement with the SEC on Schedule TO. The Company offered to purchase up to 171,209 Common Shares at a cash price of $8.08 per Common Share. The tender offer will expire on September 16, 2016 at 5:00 PM, central time.
Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.
The information contained in this Item 2 should be read in conjunction with our unaudited consolidated financial statements and related notes thereto appearing elsewhere in this Report.  Unless otherwise noted, the terms "we," "us," "our," and "Master Fund" refer to Carey Credit Income Fund. Capitalized terms used in this Item 2 have the same meaning as in the accompanying unaudited consolidated financial statements presented in Item 1. Consolidated Financial Statements, unless otherwise defined herein.
Overview
We are a specialty finance investment company that has elected to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on September 5, 2014, we are externally managed by the Advisors, which are responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, determining the securities and other assets that we will purchase, retain, or sell, and monitoring our portfolio on an ongoing basis.
We serve as the master fund in a master/feeder fund structure in that one or more feeder funds (each, a “Feeder Fund”), each a separate closed-end management investment company that has adopted our investment objectives and strategies, invests substantially all of its equity capital in our Common Shares. Presently, our shareholders are the two initial shareholders and the existing Feeder Funds.

We conduct private offerings (each a “Private Offering”) of our Shares to the Feeder Funds in reliance on exemptions from the registration requirements of the Securities Act. While we expect to continuously offer our Shares and have an indefinite life, each Feeder Fund features a specific period for the offering of its Common Shares, and each Feeder Fund has a specified finite term to realize a terminal liquidity event.
Beginning with the taxable year ended December 31, 2015, we intend to elect to be treated for federal income tax purposes, and thereafter intend to maintain its qualification, as a RIC under Subchapter M of the Code.
Investment Objectives and Investment Strategy
Our investment objectives are to provide our shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation. There can be no assurances that any of these investment objectives will be achieved.
Our investment strategy is continuously focused on creating and growing an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our investment portfolio. When evaluating an investment and the related portfolio company, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe our flexible approach to investing allows us to take advantage of opportunities that offer favorable risk/reward characteristics.
We primarily focus on the following investment types that may be available within the capital structure of portfolio companies:

•
Senior Debt. Senior debt investments generally take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. The senior debt classification includes senior secured first lien loans, senior secured second lien loans, and senior secured bonds. In some circumstances, the secured lien could be subordinated to the claims of other creditors.

•
Subordinated Debt. Subordinated debt investments are generally subordinated to senior debt and are generally unsecured. These investments are generally structured with interest-only payments throughout the life of the security, with the principal due at maturity.

•
Equity Investments. Preferred and/or common equity investments may be acquired alongside senior and subordinated debt investment activities or through the exercising of warrants or options attached to debt investments. Income is generated primarily through regular or inconstant dividends and realized gains on dispositions of such investments.

We intend to meet our investment objectives by investing primarily in large, privately-negotiated loans to private middle market U.S. companies. Specifically, we expect a typical borrower to have EBITDA of $25 million to $100 million and annual revenue ranging from $50 million to $1 billion. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics, such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management. We anticipate that our investments will sit senior (generally as senior secured debt) in a borrower’s capital structure and have repayment priority over other parts of a borrower’s capital structure (i.e., subordinated debt, preferred and common equity). By investing in a more senior attachment point of a borrower’s capital structure, we expect to protect our principal with less risk, which we believe provides for a distinctive risk/return profile as compared to that of a typical middle market or private equity alternative investment. In addition to privately-negotiated loans, we invest in opportunities that include more broadly syndicated assets, such as bank loans and corporate bonds. In these instances, our portfolio is more heavily weighted towards floating-rate investments, whose revenue streams may increase in a rising interest rate environment. We may also invest in fixed-rate investments, options, or other forms of equity participation, and, to a limited extent and not as a principal investment strategy, structured products such as collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). We seek to make investments which have favorable characteristics, including closing fees, prepayment premiums, lender-friendly control provisions, and lender-friendly covenants.
Our portfolio includes investments in securities that are rated below investment grade (e.g., junk bonds) by rating agencies, or that would be rated below investment grade if they were rated and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These investments may also be illiquid and feature variances in opinions of fair value and market prices. A material amount of our debt investments in portfolio companies may contain interest rate reset provisions that may present challenges for the borrowers to continue paying periodic interest to us. In addition, a material amount of our debt investments may not pay down principal until the end of their lifetimes, which could result in a substantial loss to us if the portfolio companies are unable to refinance or repay their debts at maturity.
Our investment strategy leverages the skills and depth of our Advisors’ research teams and credit investment platforms that feature a relative value perspective across all corporate credit asset types. We believe these elements create a larger, proprietary opportunity set and increases the potential for the generation of a wide spectrum of value-risk investment ideas to us. We intend for our investment strategy to access investments with attractive combinations of reward and risk, better economics, and stronger lender protections than those offered in traditional loan transactions. We also intend to deploy our direct loan origination investment platform and apply it to our portfolio company business relationships.

Our investment activity can and does vary substantially from period to period depending on many factors, including: the demand for capital from creditworthy privately-owned U.S. companies, the level of merger, acquisition and refinancing activity involving private companies, the availability of credit to finance merger and acquisition transactions, the general economic environment, the competitive investment environment for the types of investments we currently seek and intend to seek in the future, the amount of equity capital we raise from the sale of our Shares, and the amount of capital we may borrow.
We acquire our portfolio investments through the following investment access channels:

•
Direct Originations: This channel consists of investments that are originated through our Advisors' relationship networks. Such investments are originated or structured for us or made by us and are not generally available to the broader investment market. These investments may include both debt and equity investment components.

•
Primary Issuances: This channel primarily includes the participation in private placement transactions that are made available to, and become closely held by, a relatively small group of institutional investors. These transactions are typically originated and arranged by investment intermediaries other than our Advisors.

•
Secondary Market Transactions: This channel primarily includes investments in broadly syndicated loans, high yield notes and bonds, and other investments that are generally owned by a wide range of investors and made available through various trading markets.

We will continue to borrow money from time to time within the levels permitted by the 1940 Act, which generally allows us to incur leverage of up to 50% of our total assets. The use of borrowed funds, or the proceeds of a preferred stock offering, to finance investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock are borne by holders of our Shares.
Revenues
We generate revenues primarily in the form of interest on the debt securities of portfolio companies that we acquire and hold for investment purposes. Our investments in debt securities generally have expected maturities of one to seven years, although we have no lower or upper constraint on maturity, and typically earn interest at fixed rates or floating rates. Interest on our debt securities is generally payable to us quarterly or semi-annually. The outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the respective maturity dates. In addition, we may generate revenue in the form of dividends from preferred and common equity investments, amortization of original issue discount, prepayment fees, commitment fees, origination fees, and fees for providing significant managerial assistance.
Operating Expenses
Our primary operating expenses include an investment advisory fee and, depending on our operating results, a performance-based incentive fee, interest expense, administrative services, custodian and accounting services, and other third-party professional services and expenses. The investment advisory and performance-based incentive fees compensate the Advisors for their services in identifying, evaluating, negotiating, closing, and monitoring our investments.
Financial and Operating Highlights
The following tables present financial and operating highlights (i) as of June 30, 2016 and December 31, 2015 and (ii) for the six months ended June 30, 2016 and June 30, 2015, (in thousands, except per share amounts):

	June 30, 2016	December 31, 2015
Total assets	$170,306	$88,726
Adjusted total assets (total assets net of payable for investments purchased)	$156,399	$84,496
Investments in portfolio companies, at fair value	$144,155	$78,226
Borrowings	$59,000	$39,000
Net assets	$98,179	$46,704
Net asset value per Common Share	$8.08	$8.00
Leverage ratio (borrowings/adjusted total assets)	37.7%	46.2%

	Six Months Ended June 30,
	2016	2015
Average net assets	$65,721	$50,034
Average borrowings	$41,857	$5,000
Cost of investments purchased	$88,027	$70,613
Sale of investments	$5,864	$119
Principal payments	$17,728	$36
Net investment income	$301	$128
Net realized gain on investments	$7	$1
Net change in unrealized appreciation on investments	$1,260	$198
Net increase in net assets resulting from operations	$1,568	$327
Total distributions to shareholders	$350	$—
Net investment income per Common Share - basic and diluted	$0.04	$0.02
Earnings per Common Share - basic and diluted	$0.19	$0.06
Distributions per Common Share	$0.05	$—
Portfolio and Investment Activity for the Three and Six Months Ended June 30, 2016 and for the Year Ended December 31, 2015
We commenced investment operations on April 2, 2015. Within the three and six month periods ended June 30, 2016, investment activity was primarily concentrated in sourcing debt investments through primary issuance channels (72.4%) and (69.8%), respectively, and the remainder was through secondary market channels (i.e., syndicated investments). On June 28, 2016 we were granted a SEC exemptive order which grants us exemptive relief and expands our ability to co-invest with specific GPIM affiliates in privately negotiated transactions.
The following table presents our investment activity for the three and six months ended June 30, 2016 (dollars in thousands):

	Three Months Ended June 30, 2016	Six Months Ended June 30, 2016
Investment activity segmented by access channel:
Primary issuance	$51,620	$61,469
Secondary market transactions	19,682	26,558
Total investment activity	71,302	88,027
Investments sold or repaid	(15,768)	(23,592)
Net investment activity	$55,534	$64,435

Portfolio companies, at beginning of period	39	32
Number of added portfolio companies	17	27
Number of exited portfolio companies	(4)	(7)
Portfolio companies at period end	52	52

Number of debt investments at period end	63	63
Number of equity/other investments at period end	1	1

The following table presents the composition of our investment portfolio by access channel as of June 30, 2016 and December 31, 2015 (dollars in thousands):

	June 30, 2016		December 31, 2015
Access Channel	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Primary issuance	$98,065	68.0%	$48,600	62.1%
Secondary market transactions	46,090	32.0	29,626	37.9
Total	$144,155	100.0%	$78,226	100.0%
The following table presents selected information regarding our investment portfolio as of June 30, 2016 and December 31, 2015 (dollars in thousands):

	June 30, 2016		December 31, 2015
Weighted average portfolio company EBITDA (1)	$248,114		$199,381
Median annual EBITDA of portfolio companies (1)	$116,700		$111,100
Weighted average purchase price of investments (2)	96.8%		96.8%
Weighted average duration of debt investments (3)	0.6	years	0.7	years
Debt investments on non-accrual status as a percentage of amortized cost	2.8%		—%
Debt investments on non-accrual status as a percentage of fair value	1.3%		—%

Floating interest rate debt investments:
Percent of debt portfolio (4)	91.0%		90.6%
Percent of floating rate debt investments with interest rate floors (4)	98.5%		100.0%
Weighted average interest rate floor	1.0%		1.0%
Weighted average coupon spread to base interest rate	555	bps	606	bps
Fixed interest rate debt investments:
Percent of debt portfolio (4)	9.0%		9.4%
Weighted average coupon rate	9.2%		10.0%
Weighted average years to maturity	5.5	years	5.9	years

Weighted Average Effective Yields: (5)
Senior secured loans - first lien	6.8%		7.0%
Senior secured loans - second lien	10.3%		10.1%
Senior secured bonds	6.8%		10.0%
Subordinated debt	10.4%		11.0%
Gross portfolio yield (6)	7.3%		8.0%
_______________________

(1)
Based on trailing twelve months EBITDA as most recently reported by portfolio companies, but not as of June 30, 2016. Weighted average portfolio company EBITDA is calculated using weights based on amortized cost.

(2)	Calculated as a percentage of par value for both debt investments and preferred equity investments.

(3)
Duration is a measure of a debt investment's price sensitivity to 100 basis points ("bps") change in interest rates. It represents an inverse relationship between price and the change in interest rates. For example, if a bond has a duration of 5.0 years and interest rates increase by 100 bps, then the bond price is expected to decrease by 5%. Weighted average duration is calculated using weights based on amortized cost.

(4)	Percent is presented as a percentage of the fair value of all debt investments.

(5)
Weighted average effective yield by investment type is calculated as the effective yield of each investment and weighted by its amortized cost as compared to the aggregate amortized cost of all investments of that investment type. Effective yield is the return earned on an investment net of any discount, premium, or issuance costs. Non-income producing assets are excluded.

(6)
Gross portfolio yield excludes cash and restricted cash. The gross portfolio yield is higher than what investors in our Company will realize because it does not include the operating expenses of the Company.

All of our floating interest rate debt investments have base interest rate reset frequencies of twelve months or less, with the majority resetting at least quarterly. LIBO rates ranged between 0.465% for the 1-Month LIBOR to 1.230% for the 12-Month LIBOR on June 30, 2016. Base interest rate resets for floating interest rate debt investments will only result in increases in interest income when the base interest rate exceeds the associated interest rate floor (e.g., 1.0%).

As of June 30, 2016 we had two debt investments on non-accrual status associated with two portfolio companies in the Energy: Oil and Gas industry. In May 2016 both portfolio companies voluntarily filed petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code.
The following table presents the maturity schedule of our debt investments, excluding unfunded commitments, based on their principal amount as of June 30, 2016 and December 31, 2015 (in thousands):

	June 30, 2016		December 31, 2015
Maturity Year	Principal Amount	Percentage of Portfolio	Principal Amount	Percentage of Portfolio
2016	$402	0.3%	$—	—%
2018	—	—	3,034	3.6
2019	5,093	3.4	3,460	4.1
2020	26,628	17.6	25,191	30.0
2021	50,535	33.4	20,262	24.1
2022	52,580	34.6	25,528	30.5
2023	15,680	10.4	6,500	7.7
2024	500	0.3	—	—
Total	$151,418	100.0%	$83,975	100.0%
The following table presents the credit ratings of investments in our investment portfolio based upon the rating scale of Standard & Poor's Ratings Services, as of June 30, 2016 and December 31, 2015 (in thousands):

	June 30, 2016		December 31, 2015
Standard & Poor's Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
BBB-	$1,914	1.3%	$—	—%
BB+	1,656	1.1	—	—
BB	1,047	0.7	—	—
BB-	10,591	7.3	2,552	3.3
B+	21,378	14.9	5,879	7.5
B	40,250	27.9	21,340	27.3
B-	15,820	11.0	16,039	20.5
CCC+	20,734	14.5	17,282	22.1
CCC	3,964	2.7	2,665	3.4
Not rated	26,801	18.6	12,469	15.9
Total	$144,155	100.0%	$78,226	100.0%

Results of Operations
We commenced investment operations on April 2, 2015 and therefore comparative activity during the six months ended June 30, 2015 is not representative of a full six months of operations. Operating results for the three and six months ended June 30, 2016 and June 30, 2015 were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Total investment income	$1,977	$508	$3,668	$508
Net expenses	1,904	365	3,367	380
Net investment income	73	143	301	128
Net realized gain (loss) on investments	(103)	1	7	1
Net change in unrealized appreciation on investments	1,823	198	1,260	198
Net increase in net assets resulting from operations	$1,793	$342	$1,568	$327
Investment Income
Investment income consisted of the following components for the three and six months ended June 30, 2016 and June 30, 2015 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Interest income	$1,960	$482	$3,614	$482
Dividend income	—	26	37	26
Fee income	17	—	17	—
Total investment income	$1,977	$508	$3,668	$508
The increase in investment income was due primarily to the growth of our portfolio of investments. Our average total assets (excluding prepaid and deferred expenses) increased from $69.0 million and $69.0 million, respectively, during the three and six months ended June 30, 2015 to $138.0 million and $129.4 million, respectively, during the three and six months ended June 30, 2016. Our annualized return from investment income on average gross assets (excluding prepaid and deferred expenses) for the six months ended June 30, 2016 was 5.66% as compared to 1.48% during the six months ended June 30, 2015.
Dividend income consisted of PIK dividends on one preferred stock investment. The issuer of the preferred stock ceased paying preferred dividends beginning in April 2016.
Our fee income is comprised of transaction based fees and is nonrecurring. All of our fee income occurred during the three months ended June 30, 2016 and was primarily composed of amendment/consent fees.

Operating Expenses
Operating expenses consisted of the following major components for the three and six months ended June 30, 2016 and June 30, 2015 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Interest expense (related party)	$—	$19	$—	$19
Interest expense	502	—	930	—
Administrative services	25	21	50	21
Related party reimbursements	90	—	188	—
Investment advisory fee	660	354	1,117	444
Performance-based incentive fee	—	40	—	40
Custody services	15	10	29	10
Trustees fees	86	—	163	—
Professional services	274	277	559	277
Insurance	36	37	72	52
Organizational expenses	206	—	228	—
Other expenses	10	1	31	1
Total expenses before management fee waiver	1,904	759	3,367	864
Investment advisory fee and performance-based incentive fee waiver	—	(394)	—	(484)
Net expenses	$1,904	$365	$3,367	$380
On February 27, 2015 (the execution date for investment advisory agreements), the Advisor permanently waived all investment advisory and performance-based incentive fees under the terms of the Investment Advisory Agreement through and including October 7, 2015. Accordingly, the Advisor waived $0.4 and $0.5 million, respectively, of investment advisory fees in the three and six month period ending June 30, 2015.
The operating expenses presented above do not represent our normalized operations since we expect our operating expenses to increase as our equity capital base increases.
The composition of our administrative and professional services expenses for the three and six months ended June 30, 2016 and June 30, 2015 were as follows (in thousands):

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Accounting services	$11	$10	$21	$10
Administration services	11	11	21	11
Administration pricing services	3	—	8	—
Total administrative services	$25	$21	$50	$21

Audit services	$123	$129	$246	$129
Chief compliance officer services	12	12	25	12
Internal audit services	25	—	25	—
Tax consulting services	4	6	8	6
Third-party valuation services	10	13	53	13
Legal services	100	117	202	117
Total professional services	$274	$277	$559	$277

The composition of our interest expense for the three and six months ended June 30, 2016 and June 30, 2015 was as follows (in thousands):

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Interest expense (related party)	$—	$19	$—	$19
Interest expense	390	—	704	—
Amortization of deferred financing costs	112	—	226	—
Total interest expense	$502	$19	$930	$19
Hamilton Credit Facility features a contractual interest rate of 3-Month LIBOR+2.65%, which was 3.30% as of June 30, 2016. Interest expense in the table above also includes all applicable undrawn fees and unused fees as described in Note 6. Borrowings.
Net Realized Gain (Loss) from Investments
For the three and six months ended June 30, 2016, we had dispositions of $2.7 million and $5.9 million, respectively, and for the three and six months ended June 30, 2016, we had principal repayments of $13.0 million and $17.7 million, respectively, resulting in $(0.1) million and a less than $0.1 million, respectively, of net realized gains (losses). For both the three and six months ended June 30, 2015, we had dispositions and principal repayments of $0.1 million and less than $0.1 million, respectively, resulting in approximately less than $0.1 million of net realized gains.
Changes in Unrealized Appreciation and Depreciation on Investments
For the three and six months ended June 30, 2016 and June 30, 2015, the components of total net changes in unrealized appreciation and depreciation on (i) all investments and (ii) investments classified as Level 3 in the valuation hierarchy were comprised of the following (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Unrealized appreciation on investments (1)	$2,016	$531	$3,319	$531
Unrealized depreciation on investments (1)	(193)	(333)	(2,059)	(333)
Total net change in unrealized appreciation on investments	$1,823	$198	$1,260	$198

Unrealized appreciation on Level 3 investments	$—	$309	$17	$309
Unrealized depreciation on Level 3 investments	(318)	(9)	(1,263)	(9)
Total net change in unrealized appreciation (depreciation) on Level 3 investments	$(318)	$300	$(1,246)	$300
______________________

(1)	Amount is net of any reclassification of realized gain or loss on investment.
Changes in Net Assets from Operations
For the six months ended June 30, 2016 and June 30, 2015 our net assets from operations increased by $1.6 million and $0.3 million respectively. Based on the weighted average shares outstanding for the six months ended June 30, 2016 and June 30, 2015, our per share increase in net assets from operations was $0.19 and $0.06 respectively.
Cash Flows for the Six Months Ended June 30, 2016 and June 30, 2015
For the six months ended June 30, 2016 and June 30, 2015, net cash used in operating activities was $68.9 million and $52.9 million respectively, which was concentrated in the acquisition of investments during the ramp up of investment operations.
Net cash provided by financing activities during the six months ended June 30, 2016 was $69.7 million, which primarily consisted of borrowings of $20.0 million, issuance of common shares of $50.3 million, financing cash outflows of $0.2 million and outflows of $0.4 million for distributions paid to shareholders.
Net cash provided by financing activities during the six months ended June 30, 2015 was $20.0 million which was composed entirely of a loan from a subsidiary of WPC.

Off-Balance Sheet Arrangements
Unfunded Commitments
Unfunded commitments to provide funds to portfolio companies are not recorded in our consolidated statements of assets and liabilities. Our unfunded commitments may be significant from time to time. Unfunded commitments may expire without being drawn upon, and the total commitment amount does not necessarily represent future cash requirements. As of June 30, 2016, we had five unfunded commitments totaling $6.8 million as compared to one unfunded commitment totaling $0.8 million as of December 31, 2015. See Note 7. Commitments and Contingencies for specific identification of the unfunded commitments. We believe we maintain sufficient liquidity in the form of cash (including restricted cash), receivables, and borrowing capacity to fund this unfunded commitment should the need arise. See Financial Condition, Liquidity and Capital Resources.
Financial Condition, Liquidity and Capital Resources
Our primary sources of cash include: (i) the incremental sale of our Shares to the related party feeder funds, (ii) incremental borrowings under various financing arrangements, (iii) cash flows from interest, dividends, and transaction fees earned from investment in portfolio companies, and (iv) incremental principal repayments and sale proceeds from our investments. Our primary uses of cash include: (i) investments in portfolio companies, (ii) payments of operating expenses, (iii) interest payments on, and repayment of, borrowings, (iv) cash distributions to our shareholders, and (v) periodic repurchases of our Shares pursuant to our share repurchase program.
As of June 30, 2016, we had $24.2 million of cash (including restricted cash) on hand and incremental borrowing capacity of approximately $19.6 million against $13.9 million payable for investments purchased and $6.8 million in unfunded investment commitments.
We may from time to time enter into additional credit facilities and borrowing arrangements to increase the amount of our borrowings as our equity capital foundation increases. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur in connection with any such financing arrangements. We are required to maintain a minimum asset coverage ratio (total assets-to-senior securities) of 200% under the 1940 Act.
The table below summarizes certain financing obligations and Feeder Fund liquidity targets that are expected to have an impact on our liquidity and cash flow in specified future interval periods (in thousands):

	June 30, 2016
	Total	< 1 year	1-3 years	3-5 years	> 5 years
Financings-Hamilton Credit Facility
Principal	$59,000	$—	$—	$59,000	$—
Interest on borrowings (1)(2)	6,834	1,973	3,947	914	—
Undrawn fees (1)	5,728	2,158	3,570	—	—
Unused commitment fees (1)	570	199	371	—	—
Total Financings	$72,132	$4,330	$7,888	$59,914	$—

Feeder Fund Liquidity:
CCIF 2016T (3)	45,581	—	—	—	45,581
CCIF-I (3)	7,758	—	—	—	7,758
Total Feeder Fund Liquidity	$53,339	$—	$—	$—	$53,339
_______________________

(1)
Interest on borrowings, undrawn fees, and unused commitment fees are based on the amount drawn on the Hamilton Credit Facility as of June 30, 2016 and consideration of (i) contractual minimum utilization commitments and (ii) the maximum commitment amount. Incremental borrowings after June 30, 2016 would i) increase interest expense and ii) reduce undrawn and unused commitment fees. See Note 6. Borrowings for a description of how the minimum utilization and maximum commitment fees are calculated

(2)	Interest on borrowings is based on the interest rate as of the end of the reporting period (LIBOR+2.65%) and it is subject to quarterly base interest rate changes.

(3)
The Feeder Fund's liquidity amounts are based on the net asset value of each Feeder Fund's ownership interest in the Master Fund as of June 30, 2016. The liquidity provisions for CCIF 2016T and CCIF-I stipulate that they intend to provide liquidity to their shareholders from a liquidation of their ownership interest of the Master Fund on or before December 31, 2021 and December 31, 2040, respectively, subject to the pursuit of other liquidity alternatives and timing adjustments.

Critical Accounting Policies
Valuation of Investments
Our investments consist primarily of investments in senior and subordinated debt of private middle market U.S. companies and are presented in our unaudited consolidated financial statements at fair value. See Note 3. Investments for more information on our investments. As described more fully in Note 2. Significant Accounting Policies and Note 4. Fair Value of Financial Instruments, a valuation hierarchy based on the level of independent, objective evidence available regarding value is used to measure the fair value of our investments. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers, or market makers. With respect to our portfolio investments for which market quotations are not readily available, our Board of Trustees is responsible for determining in good faith the fair value of our portfolio investments in accordance with, and through the consistent application of, the valuation policy and procedures approved by our Board of Trustees, based on, among other things, the input of our Advisors and any independent third-party valuation firms.
We utilize valuation techniques that use unobservable inputs and assumptions in determining the fair value of our investments classified as Level 3 within the valuation hierarchy. For senior debt and subordinated debt classified as Level 3 fair value investments, we initially value the investment at its initial transaction price and subsequently value the investment using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes) and/or (ii) valuation models. Valuation models are based on EBITDA multiples to determine enterprise value and debt multiple ratios where the key inputs are based on relative value analysis of similar credit investments issued by similar portfolio companies. The valuation techniques used by us for other types of assets that are classified as Level 3 investments are described in Note 2. Significant Accounting Policies. The unobservable inputs and assumptions may differ by asset and in the application of our valuation methodologies. The reported fair value estimates could vary materially if we had chosen to incorporate different unobservable inputs and assumptions.
We and our Board of Trustees conduct our fair value determination process on a quarterly basis and any other time when a material decision regarding the fair value of our portfolio investments is required. A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of these portfolio investments may differ materially from the values that would have been determined had a readily available market value existed for such investments. Further, such investments are generally less liquid than exchange-traded securities. If we were required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, we could realize significantly less than the fair value recorded by us.
The table below presents information on investments classified as Level 3 according to the valuation hierarchy within the investment portfolio on June 30, 2016 and December 31, 2015 (in thousands):

	June 30, 2016	December 31, 2015
Investments classified as Level 3 fair value	$33,881	$30,074
Total fair value of investment portfolio	$144,155	$78,226
% of investment portfolio classified as Level 3 fair value	23.5%	38.4%
% of total assets classified as Level 3 fair value	19.9%	33.9%
The ranges of unobservable inputs used in the fair value measurement of our investments classified as Level 3 fair valued as of June 30, 2016 and December 31, 2015 are presented in Note 4. Fair Value of Financial Instruments, as well as the directional impact to the investments' valuation from an increase or decrease in the associated unobservable inputs.
In addition to impacting the estimated fair value recorded for our investments in our unaudited consolidated statements of assets and liabilities, had we used different key unobservable inputs to determine the estimated fair value of our investments, amounts recorded in our unaudited consolidated statements of operations, including the net change in unrealized appreciation and depreciation on investments, investment advisory and performance-based incentive fees would also be impacted since such amounts are directly determined by the estimated fair value of our assets. For instance, a 5% increase in the fair value of our Level 3 investments as of June 30, 2016, assuming all other estimates remain unchanged, would result in a $1.6 million increase in net change in unrealized appreciation on investments, a less than $0.1 million increase in the investment advisory fee payable to our Advisors, a $1.6 million increase in our net increase in net assets resulting from operations, a $0.16 and $0.20 increase in our earnings per share for the three and six months ending June 30, 2016, respectively, and a $0.13 increase in our net asset value per share as of June 30, 2016. Comparatively a 5% increase in the fair value of our Level 3 investments as of December 31, 2015, assuming all other estimates remain unchanged, would result in a $1.4 million increase in net change in unrealized appreciation on investments, a less than $0.1 million increase in the investment advisory fee payable to our Advisors, a $1.4 million increase in our net increase in net assets resulting from operations, a $0.24 increase in our earnings per share, and a $0.24 increase in our net asset value per share.
Management Fees
See Note 2. Significant Accounting Policies.

Contractual Obligations
We have entered into certain agreements under which we have material future commitments.
In 2015, we entered into an Investment Advisory Agreement and an Administrative Services Agreement with the Advisor and, to a limited extent, an Investment Sub-Advisory Agreement with the Advisor and GPIM. See Note 5. Related Party Agreements and Transactions for a more detailed description of these agreements. All investment advisory and performance-based incentive fees described in the Investment Advisory and Sub-Advisory Agreements had been waived by the Advisor for the period staring February 27, 2015 to and including October 7, 2015.
If the Investment Advisory Agreement or Investment Sub-Advisory Agreement is terminated, our costs may increase under any replacement investment advisory agreement that we subsequently enter into. We would also likely incur expenses in identifying and evaluating candidates to provide the services we expect to receive under the Investment Advisory Agreement, Administrative Services Agreement, and/or Investment Sub-Advisory Agreement. Any replacement investment advisory or sub-advisory agreement would also be subject to approval by our shareholders.
In 2015, we entered into the O&O Agreement with the Advisor and GPIM. Under the O&O Agreement we reimburse the Advisor and GPIM for organization and offering costs that the Advisors incurred on our behalf. See Note 5. Related Party Agreements and Transactions for a more detailed description of the O&O Agreement.
In 2015, Hamilton, a wholly-owned, special purpose financing subsidiary of the Master Fund, entered into the Hamilton Credit Facility with JPMorgan Chase Bank, National Association, as administrative agent, each of the lenders from time to time party thereto, and U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary. The Hamilton Credit Facility provides for delayed-draw borrowings in an aggregate principal amount of $175.0 million on a committed basis during the initial three years of the four-year credit facility term. As of June 30, 2016 and December 31, 2015, we had borrowed $59.0 million and $39.0 million, respectively, and such amounts are due and payable no later than December 17, 2019. See Note 6. Borrowings.
Related Party Transactions
We have entered into agreements with the Advisor, certain of its affiliates, and GPIM, whereby we agreed to pay certain fees to, and to reimburse certain expenses of, these affiliates for investment advisory services and investment-related and administrative costs incurred on our behalf.
Organization and Offering Expenses and Reimbursement Arrangements with Advisors
See Note 5. Related Party Agreements and Transactions.
Advisor Reimbursement for Administrative Services Expenses
We reimburse the Advisor for its expenses in connection with the provision of administrative services to us. However, such reimbursement will be made at an amount equal to the lower of the Advisor's actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records, or other reasonable allocation methods. We do not reimburse the Advisor for rent, depreciation, utilities, capital equipment, or other administrative items allocated to a controlling person of the Advisor.
See Note 5. Related Party Agreements and Transactions for a discussion of related party transactions, investment advisory fees, reimbursement of administrative services expenses, and lending and interest payments between related parties.
Co-Investment Transactions
On June 28, 2016, the SEC issued an order to grant exemptive relief to the Master Fund which allows it to co-invest with certain of its affiliates in privately negotiated transactions, including investments originated and directly negotiated by its Advisors, subject to a set of conditions and requirements (the "SEC Exemptive Order").

Item 3. Quantitative and Qualitative Disclosures About Market Risk.
Interest Rate Risk
We are subject to financial market risks, including changes in interest rates. As of June 30, 2016, 91.0% of our debt investments, or approximately $131.1 million measured at fair value, are subject to variable interest rates. Our sole credit facility is also subject to changes in its 3-Month LIBOR base interest rate. A rise in the general level of interest rates can be expected to lead to (i) higher interest income for our variable rate debt investments, (ii) value declines for fixed rate investments we may hold, and (iii) higher interest expense in connection with our floating rate credit facility. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could also make it more difficult for borrowers to repay their loans, and a rise in interest rates may also make it easier for the Advisors to meet or exceed the quarterly threshold for performance based incentive fees as described in Note 5. Related Party Agreements and Transactions.
Based on our consolidated statements of assets and liabilities and investment holdings as of June 30, 2016, the following table presents the approximate annualized increase (decrease) in (i) interest income from our investment portfolio, (ii) interest expense associated with our floating rate credit facility, and (iii) the net increase or decrease of interest-related income and expense, directly resulting from hypothetical changes in base interest rates (e.g., LIBOR), assuming no changes in the composition of our investment portfolio and capital structure (in thousands):

			Net Increase
Basis Points (bps) Increase	Interest Income	Interest Expense	(Decrease)
+50 bps	$177	$295	$(118)
+100 bps	828	590	238
+150 bps	1,493	885	608
+200 bps	2,158	1,180	978
Item 4. Controls and Procedures.
Evaluation of Disclosure Controls and Procedures
Our disclosure controls and procedures include internal controls and other procedures designed to provide reasonable assurance that information required to be disclosed in this and other reports filed under the Exchange Act, is recorded, processed, summarized, and reported within the required time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to management, including our chief executive officer and chief financial officer, to allow timely decisions regarding required disclosures. It should be noted that no system of controls can provide complete assurance of achieving a company’s objectives and that future events may impact the effectiveness of a system of controls.
Our chief executive officer and chief financial officer, after conducting an evaluation, together with members of our management, of the effectiveness of the design and operation of our disclosure controls and procedures as of June 30, 2016, have concluded that our disclosure controls and procedures, as defined in Rule 13a-15(e) under the Exchange Act, were effective as of June 30, 2016 at a reasonable level of assurance.
Changes in Internal Control over Financial Reporting
During the most recent fiscal quarter, there was no change in our internal controls over financial reporting, as defined under Rule 13a-15(f) under the Exchange Act, that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.
PART II. OTHER INFORMATION
Item 1. Legal Proceedings.
At June 30, 2016, neither we, nor any of our subsidiaries, were subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or our subsidiaries.
From time to time, we, our subsidiaries, our Advisors or administrator may be a party to certain legal proceedings in the ordinary course of, or incidental to the normal course of, our business, including legal proceedings related to the enforcement of our rights under contracts with our portfolio companies. While legal proceedings, lawsuits, claims, and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance, the results of these proceedings are not expected to have a material adverse effect on our consolidated financial position or results of operations.

Item 1A. Risk Factors.
As of June 30, 2016, there have been no material changes from the risk factors set forth in our annual report on Form 10-K dated March 15, 2016 except for the following:
Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and could negatively impact our business, financial condition and results of operations.
Market and macro-economic disruptions may, in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies. These market disruptions may also affect the broader financial and credit markets and may reduce the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these macro-disruptions have resulted in, and may in the future result in, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable macro-economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

(a)	None

(b)	Not applicable.

(c)	None.
Item 3. Default Upon Senior Securities
(a) None.
(b) Not applicable.
Item 5. Other Information.
None.
Item 6. Exhibits
The exhibits required by this item are set forth in the Exhibit Index attached hereto and are filed or incorporated as part of this Report.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAREY CREDIT INCOME FUND

Date:	August 12, 2016	By:	/s/ Mark J. DeCesaris
MARK J. DECESARIS
Chief Executive Officer
(Principal Executive Officer)

Date:	August 12, 2016	By:	/s/ Paul S. Saint-Pierre
PAUL S. SAINT-PIERRE
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX
The following exhibits are filed or incorporated as part of this report.

3.1	Certificate of Trust of the Registrant. (Incorporated by reference to Exhibit 3.1 filed with the Registrant's Form 10 as filed on November 5, 2014.)

3.2	Amended and Restated Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit 3.2 filed with the Registrant's Form 8-K (File No. 814-01117) as filed on March 16, 2016.)

3.3	Amended and Restated Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.3 filed with the Registrant's Form 8-K (File No. 814-01117) as filed on March 16, 2016.)

10.1
Investment Advisory Agreement by and between the Registrant and Carey Credit Advisors, LLC. (Incorporated by reference to Exhibit (g)(1) filed with Pre-Effective Amendment No. 3 to Carey Credit Income Fund 2015 T's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)

10.2
Investment Sub-Advisory Agreement by and among the Registrant, Carey Credit Advisors, LLC and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit (g)(2) filed with Pre-Effective Amendment No. 3 to Carey Credit Income Fund 2015 T's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)

10.3
Administrative Services Agreement by and between the Registrant and Carey Credit Advisors, LLC. (Incorporated by reference to Exhibit (k)(3) filed with Pre-Effective Amendment No. 3 to Carey Credit Income Fund 2015 T's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)

10.4
Custody Agreement by and between the Registrant, Carey Credit Income Fund 2015 A, Carey Credit Income Fund 2015 T, and U.S. Bank National Association. (Incorporated by reference to Exhibit (j) filed with Pre-Effective Amendment No. 3 to Carey Credit Income Fund 2015 T's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)

10.5
Amended and Restated Dealer Manager Agreement by and between the Registrant, Carey Credit Income Fund 2016 T and Carey Financial, LLC. (Incorporated by reference to Exhibit (h)(1) filed with Pre-Effective Amendment No. 4 to Carey Credit Income Fund 2016 T's registration statement on Form N-2 (File No. 333-198882) filed on July 17, 2015.)

10.6	Form of Promissory Note by and between the Registrant and WPC Holdco LLC. (Incorporated by reference to Exhibit 10.6 filed with the Registrant's Form 10-Q filed on August 14, 2015.)

10.7
Amendment No. 1 to the Administrative Services Agreement by and between the Registrant and Carey Credit Advisors, LLC.  (Incorporated by reference to Exhibit 10.7 filed with the Registrant's Form 10-Q filed on August 14, 2015.)

10.8
Form of Organization and Offering Expense Reimbursement Agreement by and among the Registrant, Carey Credit Advisors, LLC, and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit (k)(4) filed with Pre-Effective Amendment No. 4 to Carey Credit Income Fund 2016 T's registration statement on Form N-2 (File 333-198882) filed on July 17, 2015.)

10.9
Amended and Restated Loan Agreement dated as of December 17, 2015, Amended and restated as of June 27, 2016 among Hamilton Finance LLC, the Financing Providers party hereto, US Bank National Association as the Collateral Administrator, Collateral Agent and Securities Intermediary party hereto, and JPMorgan Chase Bank, National Association, as Administrative Agent.  (Filed herewith)

31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

32	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)